                                                                     Exhibit 4.1

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                    CAPITAL AUTO RECEIVABLES ASSET TRUST 20 -

                             [LIST OF NOTE CLASSES]

                                   ----------



                                    INDENTURE


                             DATED AS OF     ,


                                   ----------


                                       [o]
                                INDENTURE TRUSTEE


================================================================================

                                TABLE OF CONTENTS

                                                                                                                             PAGE
                                                                                                                             ----
ARTICLE I DEFINITIONS AND INCORPORATION BY REFERENCE...........................................................................3

    SECTION 1.1         DEFINITIONS............................................................................................3
    SECTION 1.2         INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT......................................................3

ARTICLE II THE NOTES...........................................................................................................3

    SECTION 2.1         FORM...................................................................................................3
    SECTION 2.2         EXECUTION, AUTHENTICATION AND DELIVERY.................................................................4
    SECTION 2.3         TEMPORARY NOTES........................................................................................5
    SECTION 2.4         REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE OF NOTES...........................................5
    SECTION 2.5         MUTILATED, DESTROYED, LOST OR STOLEN NOTES.............................................................6
    SECTION 2.6         PERSONS DEEMED NOTEHOLDERS.............................................................................7
    SECTION 2.7         PAYMENT OF PRINCIPAL AND INTEREST......................................................................7
    SECTION 2.8         CANCELLATION OF NOTES..................................................................................9
    SECTION 2.9         RELEASE OF COLLATERAL.................................................................................10
    SECTION 2.10            BOOK-ENTRY NOTES..................................................................................10
    SECTION 2.11            NOTICES TO CLEARING AGENCY........................................................................11
    SECTION 2.12            DEFINITIVE NOTES..................................................................................11
    SECTION 2.13            SELLER AS NOTEHOLDER..............................................................................11
    SECTION 2.14            TAX TREATMENT.....................................................................................11
    SECTION 2.15            SPECIAL TERMS APPLICABLE TO THE PRIVATE NOTES.....................................................11

ARTICLE III COVENANTS.........................................................................................................13

    SECTION 3.1         PAYMENT OF PRINCIPAL AND INTEREST.....................................................................13
    SECTION 3.2         MAINTENANCE OF AGENCY OFFICE..........................................................................13
    SECTION 3.3         MONEY FOR PAYMENTS TO BE HELD IN TRUST................................................................13
    SECTION 3.4         EXISTENCE.............................................................................................15
    SECTION 3.5         PROTECTION OF TRUST ESTATE; ACKNOWLEDGMENT OF PLEDGE..................................................15
    SECTION 3.6         OPINIONS AS TO TRUST ESTATE...........................................................................16
    SECTION 3.7         PERFORMANCE OF OBLIGATIONS; SERVICING OF RECEIVABLES..................................................16
    SECTION 3.8         NEGATIVE COVENANTS....................................................................................17
    SECTION 3.9         ANNUAL STATEMENT AS TO COMPLIANCE.....................................................................18
    SECTION 3.10            CONSOLIDATION, MERGER, ETC., OF ISSUER; DISPOSITION OF TRUST ASSETS...............................18
    SECTION 3.11            SUCCESSOR OR TRANSFEREE...........................................................................20
    SECTION 3.12            NO OTHER BUSINESS.................................................................................20
    SECTION 3.13            NO BORROWING......................................................................................21
    SECTION 3.14            GUARANTEES, LOANS, ADVANCES AND OTHER LIABILITIES.................................................21
    SECTION 3.15            SERVICER'S OBLIGATIONS............................................................................21
    SECTION 3.16            CAPITAL EXPENDITURES..............................................................................21
    SECTION 3.17            REMOVAL OF ADMINISTRATOR..........................................................................21
    SECTION 3.18            RESTRICTED PAYMENTS...............................................................................21
    SECTION 3.19            NOTICE OF EVENTS OF DEFAULT.......................................................................22
    SECTION 3.20            FURTHER INSTRUMENTS AND ACTS......................................................................22
    SECTION 3.21            INDENTURE TRUSTEE'S ASSIGNMENT OF ADMINISTRATIVE RECEIVABLES AND WARRANTY RECEIVABLES.............22
    SECTION 3.22            REPRESENTATIONS AND WARRANTIES BY THE ISSUER TO THE INDENTURE TRUSTEE.............................22

ARTICLE IV SATISFACTION AND DISCHARGE.........................................................................................23

    SECTION 4.1         SATISFACTION AND DISCHARGE OF INDENTURE...............................................................23
    SECTION 4.2         APPLICATION OF TRUST MONEY............................................................................24
    SECTION 4.3         REPAYMENT OF MONIES HELD BY PAYING AGENT..............................................................24



                                        i
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
    SECTION 4.4         DURATION OF POSITION OF INDENTURE TRUSTEE.............................................................24

ARTICLE V DEFAULT AND REMEDIES................................................................................................24

    SECTION 5.1         EVENTS OF DEFAULT.....................................................................................24
    SECTION 5.2         ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT....................................................25
    SECTION 5.3         COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY INDENTURE TRUSTEE.............................26
    SECTION 5.4         REMEDIES; PRIORITIES..................................................................................28
    SECTION 5.5         OPTIONAL PRESERVATION OF THE RECEIVABLES..............................................................29
    SECTION 5.6         LIMITATION OF SUITS...................................................................................29
    SECTION 5.7         UNCONDITIONAL RIGHTS OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST.................................30
    SECTION 5.8         RESTORATION OF RIGHTS AND REMEDIES....................................................................30
    SECTION 5.9         RIGHTS AND REMEDIES CUMULATIVE........................................................................31
    SECTION 5.10            DELAY OR OMISSION NOT A WAIVER....................................................................31
    SECTION 5.11            CONTROL BY NOTEHOLDERS............................................................................31
    SECTION 5.12            WAIVER OF PAST DEFAULTS...........................................................................31
    SECTION 5.13            UNDERTAKING FOR COSTS.............................................................................32
    SECTION 5.14            WAIVER OF STAY OR EXTENSION LAWS..................................................................32
    SECTION 5.15            ACTION ON NOTES...................................................................................32
    SECTION 5.16            PERFORMANCE AND ENFORCEMENT OF CERTAIN OBLIGATIONS................................................33

ARTICLE VI THE INDENTURE TRUSTEE..............................................................................................34

    SECTION 6.1         DUTIES OF INDENTURE TRUSTEE...........................................................................34
    SECTION 6.2         RIGHTS OF INDENTURE TRUSTEE...........................................................................35
    SECTION 6.3         INDENTURE TRUSTEE MAY OWN NOTES.......................................................................36
    SECTION 6.4         INDENTURE TRUSTEE'S DISCLAIMER........................................................................36
    SECTION 6.5         NOTICE OF DEFAULTS....................................................................................36
    SECTION 6.6         REPORTS BY INDENTURE TRUSTEE..........................................................................36
    SECTION 6.7         COMPENSATION; INDEMNITY...............................................................................37
    SECTION 6.8         REPLACEMENT OF INDENTURE TRUSTEE......................................................................38
    SECTION 6.9         MERGER OR CONSOLIDATION OF INDENTURE TRUSTEE..........................................................39
    SECTION 6.10            APPOINTMENT OF CO-INDENTURE TRUSTEE OR SEPARATE INDENTURE TRUSTEE.................................39
    SECTION 6.11            ELIGIBILITY; DISQUALIFICATION.....................................................................40
    SECTION 6.12            PREFERENTIAL COLLECTION OF CLAIMS AGAINST ISSUER..................................................40
    SECTION 6.13            REPRESENTATIONS AND WARRANTIES OF INDENTURE TRUSTEE...............................................41
    SECTION 6.14            INDENTURE TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF NOTES..................................41
    SECTION 6.15            SUIT FOR ENFORCEMENT..............................................................................41
    SECTION 6.16            RIGHTS OF NOTEHOLDERS TO DIRECT INDENTURE TRUSTEE.................................................42

ARTICLE VII NOTEHOLDERS' LISTS AND REPORTS....................................................................................42

    SECTION 7.1         ISSUER TO FURNISH INDENTURE TRUSTEE NAMES AND ADDRESSES OF NOTEHOLDERS................................42
    SECTION 7.2         PRESERVATION OF INFORMATION, COMMUNICATIONS TO NOTEHOLDERS............................................42
    SECTION 7.3         REPORTS BY ISSUER.....................................................................................43
    SECTION 7.4         REPORTS BY TRUSTEE....................................................................................43

ARTICLE VIII ACCOUNTS, DISBURSEMENTS AND RELEASES.............................................................................43

    SECTION 8.1         COLLECTION OF MONEY...................................................................................43
    SECTION 8.2         DESIGNATED ACCOUNTS; PAYMENTS.........................................................................44
    SECTION 8.3         GENERAL PROVISIONS REGARDING ACCOUNTS.................................................................45
    SECTION 8.4         RELEASE OF TRUST ESTATE...............................................................................46
    SECTION 8.5         OPINION OF COUNSEL....................................................................................46

ARTICLE IX SUPPLEMENTAL INDENTURES............................................................................................47

    SECTION 9.1         SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS................................................47
    SECTION 9.2         SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS...................................................48
    SECTION 9.3         EXECUTION OF SUPPLEMENTAL INDENTURES..................................................................49
    SECTION 9.4         EFFECT OF SUPPLEMENTAL INDENTURE......................................................................49



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
    SECTION 9.5         CONFORMITY WITH TRUST INDENTURE ACT...................................................................50
    SECTION 9.6         REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES.........................................................50

ARTICLE X REDEMPTION OF NOTES.................................................................................................50

    SECTION 10.1            REDEMPTION........................................................................................50
    SECTION 10.2            FORM OF REDEMPTION NOTICE.........................................................................50
    SECTION 10.3            NOTES PAYABLE ON REDEMPTION DATE..................................................................51

ARTICLE XI MISCELLANEOUS......................................................................................................51

    SECTION 11.1            COMPLIANCE CERTIFICATES AND OPINIONS, ETC.........................................................51
    SECTION 11.2            FORM OF DOCUMENTS DELIVERED TO INDENTURE TRUSTEE..................................................52
    SECTION 11.3            ACTS OF NOTEHOLDERS...............................................................................53
    SECTION 11.4            NOTICES, ETC., TO INDENTURE TRUSTEE, ISSUER AND RATING AGENCIES...................................54
    SECTION 11.5            NOTICES TO NOTEHOLDERS; WAIVER....................................................................54
    SECTION 11.6            ALTERNATE PAYMENT AND NOTICE PROVISIONS...........................................................55
    SECTION 11.7            CONFLICT WITH TRUST INDENTURE ACT.................................................................55
    SECTION 11.8            EFFECT OF HEADINGS AND TABLE OF CONTENTS..........................................................55
    SECTION 11.9            SUCCESSORS AND ASSIGNS............................................................................55
    SECTION 11.10           SEVERABILITY......................................................................................56
    SECTION 11.11           BENEFITS OF INDENTURE.............................................................................56
    SECTION 11.12           LEGAL HOLIDAYS....................................................................................56
    SECTION 11.13           GOVERNING LAW.....................................................................................56
    SECTION 11.14           COUNTERPARTS......................................................................................56
    SECTION 11.15           RECORDING OF INDENTURE............................................................................56
    SECTION 11.16           NO RECOURSE.......................................................................................56
    SECTION 11.17           NO PETITION.......................................................................................57
    SECTION 11.18           INSPECTION........................................................................................57
    SECTION 11.19           INDEMNIFICATION BY AND REIMBURSEMENT OF THE SERVICER..............................................57

Exhibit A                              Location of Schedule of Receivables

Exhibit B                              Form of Note Depository Agreement for the Notes

Exhibit C                              Form of Notes



                                      iii
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                  THIS INDENTURE, dated as of [o], between CAPITAL AUTO
RECEIVABLES ASSET TRUST 20 - , a Delaware statutory trust (the "Issuer"), and [o], as trustee and not in its individual capacity (the "Indenture Trustee").


                  Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Secured Parties (only to the extent expressly provided herein):

                                 GRANTING CLAUSE

                  The Issuer hereby Grants to the Indenture Trustee at the Initial Closing Date and at each Subsequent Closing Date, as applicable, as trustee for the benefit of the Secured Parties (only to the extent expressly provided herein):

                  (a) all right, title and interest of the Issuer in, to and under the [Initial] Receivables listed on the Schedule of [Initial] Receivables and (i) in the case of [Initial] Receivables that are Scheduled Interest Receivables, all monies due thereunder on and after the [Initial] Cutoff Date and (ii) in the case of [Initial] Receivables that are Simple Interest Receivables, all monies received thereon on and after the [Initial] Cutoff Date, in each case, exclusive of any amounts allocable to the premium for physical damage insurance force-placed by GMAC, as servicer of the Receivables, covering any related Financed Vehicle;

                  (b) the interest of the Issuer in the security interests in the Financed Vehicles granted by Obligors pursuant to the [Initial] Receivables and, to the extent permitted by law, any accessions thereto;

                  (c) the interest of the Issuer in any proceeds from claims on any physical damage, credit life, credit disability or other insurance policies covering Financed Vehicles or Obligors;

                  (d) the interest of the Issuer in any proceeds from recourse against Dealers on the Receivables;

                  (e) [the right to purchase Additional Receivables during the Revolving Period at a price equal to the Aggregate Additional Receivables Principal Balance of such Additional Receivables as of each Distribution Date; ]

                  (f) [all right, title and interest of the Issuer in, to and under the Additional Receivables listed on each Schedule of Additional Receivables and (i) in the case of Additional Receivables that are Scheduled Interest Receivables, all monies due thereunder on and after the applicable Subsequent Cutoff Date and (ii) in the case of Additional Receivables that are Simple Interest Receivables, all monies received thereon on and after the applicable Subsequent Cutoff Date, in each case exclusive of any amounts allocable to the premium for physical damage insurance force-placed by GMAC, as servicer of the Receivables, covering any related Financed Vehicle; ]



                                       1
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                  (g) [the interest of the Issuer in the security interests in the Financed Vehicles granted by Obligors pursuant to the Additional Receivables and, to the extent permitted by law, any accessions thereto;]

                  (h) [the interest of the Issuer in any proceeds from recourse against Dealers on the Additional Receivables;]

                  (i) all right, title and interest of the Issuer in, to and under the First Step [Initial] Receivables Assignment [and the applicable First Step Additional Receivables Assignment];

                  (j) all right, title and interest of the Issuer in, to and under the Second Step [Initial] Receivables Assignment [and the applicable Second Step Additional Receivables Assignment];

                  (k) all right, title and interest in the Reserve Account Property and all other funds on deposit from time to time in the [Accumulation Account, the] Collection Account and the Note Distribution Account;

                  (l) all right, title and interest of the Issuer in, to and under the Trust Sale and Servicing Agreement and any other Further Transfer and Servicing Agreements, including all rights of the Seller under the Pooling and Servicing Agreement and the Custodian Agreement assigned to the Issuer pursuant to the Trust Sale and Servicing Agreement;

                  (m) all right, title and interest of the Issuer in, to and under any Third Party Instrument; and

                  (n) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all the foregoing, including all proceeds of the conversion of any or all of the foregoing, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, investment property, payment intangibles, general intangibles, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral").

                  The foregoing Grant is made in trust to secure the Secured Obligations, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture. This Indenture constitutes a security agreement under the UCC.

                  The foregoing Grant includes all rights, powers and options (but none of the obligations, if any) of the Issuer under any agreement or instrument included in the Collateral, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Receivables included in the Collateral and all other monies payable under the Collateral, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring

Proceedings in the name of the Issuer or otherwise and generally to do and receive anything that the Issuer is or may be entitled to do or receive under or with respect to the Collateral.

                  The Indenture Trustee, as trustee on behalf of the Secured Parties and (only to the extent expressly provided herein) the Certificateholders, acknowledges such Grant and accepts the trusts under this Indenture in accordance with the provisions of this Indenture.

                                    ARTICLE I
                   DEFINITIONS AND INCORPORATION BY REFERENCE

         SECTION 1.1 Definitions. Certain capitalized terms used in this Indenture shall have the respective meanings assigned to them in Part I of Appendix A to the Trust Sale and Servicing Agreement (as amended from time to time, the "Trust Sale and Servicing Agreement") dated as of the date hereof, among the Issuer, Capital Auto Receivables, Inc. ("Seller") and General Motors Acceptance Corporation ("GMAC"). All references in this Indenture to Articles, Sections, subsections and exhibits are to the same contained in or attached to this Indenture unless otherwise specified. All terms defined in this Indenture shall have the defined meanings when used in any certificate, notice, Note or other document made or delivered pursuant hereto unless otherwise defined therein. The rules of construction set forth in Part II of such Appendix A shall be applicable to this Indenture.

         SECTION 1.2 Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, such provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

     "Commission" means the Securities and Exchange Commission.

     "indenture securities" means the Notes.

     "indenture security holder" means a Noteholder.

     "indenture to be qualified" means this Indenture.

     "indenture trustee" means the Indenture Trustee.

     "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

                  All other TIA terms used in this Indenture that are defined by the TIA, defined by reference to another statute or defined by a Commission rule have the respective meanings assigned to them by such definitions.

                                   ARTICLE II
                                    THE NOTES

         SECTION 2.1 Form.


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


                  (a) Each of the Class [o] Notes, together, in each case, with the Indenture Trustee's certification of authentication, shall be substantially in the form set forth on Exhibit C, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and each such Note may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

                  (b) The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

                  (c) The terms of each class of Notes as provided for in Exhibit C hereto are part of the terms of this Indenture.

         SECTION 2.2 Execution, Authentication and Delivery.

                  (a) Each Note shall be dated the date of its authentication and shall be issuable as a registered Note in the minimum denomination of $1,000 and in integral multiples thereof (except, if applicable, for one Note representing a residual portion of each class which may be issued in a different denomination).

                  (b) The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

                  (c) Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such office prior to the authentication and delivery of such Notes or did not hold such office at the date of such Notes.

                  (d) The Indenture Trustee, in exchange for the Grant of the Receivables and the other components of the Trust, simultaneously with the Grant to the Indenture Trustee of the Receivables, and the constructive delivery to the Indenture Trustee of the Receivables Files and the other components and assets of the Trust, shall cause to be authenticated and delivered to or upon the order of the Issuer, Notes for original issue in aggregate principal amount of $[o], comprised of [List Notes Classes and Corresponding initial aggregate principal amounts]. The aggregate principal amount of all Notes outstanding at any time may not exceed $[o], except as provided in Section 2.5.

                  (e) No Notes shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form set forth in Exhibit C, executed by the Indenture Trustee by the manual signature of one of its Authorized Officers, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         SECTION 2.3 Temporary Notes.


                  (a) Pending the preparation of Definitive Notes, if any, the Issuer may execute, and upon receipt of an Issuer Order the Indenture Trustee shall authenticate and deliver, such Temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations as are consistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

                  (b) If Temporary Notes are issued, the Issuer shall cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the Temporary Notes shall be exchangeable for Definitive Notes upon surrender of the Temporary Notes at the Agency Office of the Issuer to be maintained as provided in Section 3.2, without charge to the Noteholder. Upon surrender for cancellation of any one or more Temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so delivered in exchange, the Temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

         SECTION 2.4 Registration; Registration of Transfer and Exchange of
Notes.

                  (a) The Issuer shall cause to be kept the Note Register, comprising separate registers for each class of Notes, in which, subject to such reasonable regulations as the Issuer may prescribe, the Issuer shall provide for the registration of the Notes and the registration of transfers and exchanges of the Notes. The Indenture Trustee shall initially be the Note Registrar for the purpose of registering the Notes and transfers of the Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor Note Registrar or, if it elects not to make such an appointment, assume the duties of the Note Registrar.

                  (b) If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register. The Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof. The Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Noteholders and the principal amounts and number of such Notes.

                  (c) Upon surrender for registration of transfer of any Note at the Corporate Trust Office of the Indenture Trustee or the Agency Office of the Issuer (and following the delivery, in the former case, of such Notes to the Issuer by the Indenture Trustee), the Issuer shall execute, the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes in any authorized denominations, of a like aggregate principal amount.

                  (d) At the option of the Noteholder, Notes may be exchanged for other Notes of the same class in any authorized denominations, of a like aggregate principal amount, upon surrender of such Notes to be exchanged at the Corporate Trust Office of the Indenture Trustee or the Agency Office of the Issuer (and following the delivery, in the former case, of such Notes to the Issuer by the Indenture Trustee), the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, such Notes which the Noteholder making the exchange is entitled to receive.

                  (e) All Notes issued upon any registration of transfer or exchange of other Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

                  (f) Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee and the Note Registrar, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office of the Indenture Trustee is located, or by a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require.

                  (g) No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer or Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Sections 2.3 or
9.6 not involving any transfer.

                  (h) By acquiring a Note, each purchaser and transferee shall be deemed to represent and warrant that either (a) it is not acquiring the Note with the plan assets of a Benefit Plan or (b) the acquisition and holding of the Note will not give rise to a non-exempt prohibited transaction under Section 406(a) of ERISA of Section 4975 of the Code.

                  (i) The preceding provisions of this Section 2.4 notwithstanding, the Issuer shall not be required to transfer or make exchanges, and the Note Registrar need not register transfers or exchanges, of Notes that:
(i) have been selected for redemption pursuant to Article X, if applicable; or
(ii) are due for repayment within fifteen (15) days of submission to the Corporate Trust Office or the Agency Office.

         SECTION 2.5 Mutilated, Destroyed, Lost or Stolen Notes.

                  (a) If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and upon the Issuer's request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of a like class and aggregate principal amount; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven (7) days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may make payment to the Holder of such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date, if applicable, without surrender thereof.

                  (b) If, after the delivery of a replacement Note or payment in respect of a destroyed, lost or stolen Note pursuant to subsection (a), a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from (i) any Person to whom it was delivered, (ii) the Person taking such replacement Note from the Person to whom such replacement Note was delivered; or
(iii) any assignee of such Person, except a bona fide purchaser, and the Issuer and the Indenture Trustee shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

                  (c) In connection with the issuance of any replacement Note under this Section 2.5, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including all fees and expenses of the Indenture Trustee) connected therewith.

                  (d) Any duplicate Note issued pursuant to this Section 2.5 in replacement for any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be found at any time or be enforced by any Person, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

                  (e) The provisions of this Section 2.5 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         SECTION 2.6 Persons Deemed Noteholders. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the Noteholder for the purpose of receiving payments of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         SECTION 2.7 Payment of Principal and Interest.


                  (a) Interest on each class of Notes shall accrue in the manner set forth in Exhibit C for such class, at the applicable Interest Rate for such class and will be due and payable on each Distribution Date in accordance with the priorities set forth in Section 8.2(c).

Any instalment of interest payable on any Note shall be punctually paid or duly provided for by a deposit by or at the direction of the Issuer into the Note Distribution Account on the applicable Distribution Date and shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the applicable Record Date, by check mailed first-class, postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided, however, that, unless and until Definitive Notes have been issued pursuant to Section 2.12, with respect to Notes registered on the applicable Record Date in the name of the Note Depository (initially, Cede & Co.), payment shall be made by wire transfer in immediately available funds to the account designated by the Note Depository; provided, further, that with respect to any Private Notes, upon written request of the Holder thereof, payment shall be made by wire transfer of immediately available funds to the account designated by such Holder until further written notice from such Holder.

                  (b) Prior to the occurrence of an Event of Default and a declaration in accordance with Section 5.2(a) that the Notes have become immediately due and payable, the principal of each class of Notes shall be payable in full on the Final Scheduled Distribution Date for such class and, [during the Amortization Period] to the extent of funds available therefor, in instalments on the Distribution Dates (if any) preceding the Final Scheduled Distribution Date for such class, in the amounts and in accordance with the priorities set forth in Section 8.2(c)(ii) or (iii), as applicable. All principal payments on each class of Notes on any Distribution Date shall be made pro rata to the Noteholders of such class entitled thereto. Any instalment of principal payable on any Note shall be punctually paid or duly provided for by a deposit by or at the direction of the Issuer into the Note Distribution Account on the applicable Distribution Date and shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the applicable Record Date, by check mailed first-class, postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided, however, that, (A) unless and until Definitive Notes have been issued pursuant to Section 2.12, with respect to Notes registered on the Record Date in the name of the Note Depository, payment shall be made by wire transfer in immediately available funds to the account designated by the Note Depository and
(B) with respect to any Private Notes, upon written request of the Holder thereof, payment shall be made by wire transfer of immediately available funds to the account designated by such Holder until further written notice from such Holder, except for, in each case: (i) the final instalment of principal on any Note; and (ii) the Redemption Price for the Notes redeemed pursuant to Section 10.1, which, in each case, shall be payable as provided herein. The funds represented by any such checks in respect of interest or principal returned undelivered shall be held in accordance with Section 3.3.

                  (c) From and after the occurrence of an Event of Default and a declaration in accordance with Section 5.2(a) that the Notes have become immediately due and payable, until such time as all Events of Default have been cured or waived as provided in Section 5.2(b), all interest and principal payments shall be allocated:

                           (i) first, for payment of interest pro rata on the
Class A Notes, the Aggregate Class A Interest Distributable Amount

                           (ii) second, an amount equal to the Note Principal
Balance of the Class A Notes (after giving effect to the reduction in the Note Principal Balance to result from the deposits made in the Note Distribution Account on such Distribution Date and on each prior Distribution Date) for payment of principal pro rata on the Class A Notes;

                           (iii) third, an amount equal to the Aggregate Class B
Interest Distributable Amount for payment of interest on the Class B Notes;

                           (iv) fourth, an amount equal to the Note Principal
Balance of the Class B Notes (after giving effect to the reduction in the Note Principal Balance to result from the deposits made in the Note Distribution Account on such Distribution Date and on each prior Distribution Date) for payment of principal on the Class B Notes;

                           (v) fifth, an amount equal to the Aggregate Class C
Interest Distributable Amount for payment of interest on the Class C Notes;

                           (vi) sixth, an amount equal to the Note Principal
Balance of the Class C Notes (after giving effect to the reduction in the Note Principal Balance to result from the deposits made in the Note Distribution Account on such Distribution Date and on each prior Distribution Date) for payment of principal on the Class C Notes;

                           (vii) seventh, an amount equal to the Aggregate Class
D Interest Distributable Amount for payment of interest on the Class D Notes;
and

                           (viii) eighth, an amount equal to the Note Principal
Balance of the Class D Notes (after giving effect to the reduction in the Note Principal Balance to result from the deposits made in the Note Distribution Account on such Distribution Date and on each prior Distribution Date) for payment of principal on the Class D Notes.

                  (d) With respect to any Distribution Date on which the final instalment of principal and interest on a class of Notes is to be paid, the Indenture Trustee on behalf of the Issuer shall notify each Noteholder of record of such class as of the Record Date for such Distribution Date of the fact that the final instalment of principal of and interest on such Note is to be paid on such Distribution Date. With respect to any such class of Notes, such notice shall be sent (i) on such Record Date by facsimile, if Book-Entry Notes are outstanding; or (ii) not later than three (3) Business Days after such Record Date in accordance with Section 11.5(a) if Definitive Notes are outstanding, and shall specify that such final instalment shall be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such instalment and the manner in which such payment shall be made. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.2. Within sixty (60) days of the surrender pursuant to this Section 2.7(d) or cancellation pursuant to Section 2.8 of all of the Notes of a particular class, the Indenture Trustee if requested shall provide each of the Rating Agencies with written notice stating that all Notes of such class have been surrendered or canceled.

         SECTION 2.8 Cancellation of Notes. All Notes surrendered for payment, redemption, exchange or registration of transfer shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.8, except as expressly permitted by this Indenture. All canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided, however, that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee. The Indenture Trustee shall certify to the Issuer upon request that surrendered Notes have been duly canceled and retained or destroyed, as the case may be.

         SECTION 2.9 Release of Collateral. The Indenture Trustee shall not release property from the lien of this Indenture other than as permitted by Sections 3.21, 8.2, 8.4 and 11.1, and then only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel (to the extent required by the TIA) and Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1).

         SECTION 2.10 Book-Entry Notes. Subject to Section 2.15, the Notes, upon original issuance, shall be issued in the form of a typewritten Note or Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, as the initial Clearing Agency, or its custodian, by or on behalf of the Issuer. Such Note or Notes shall be registered on the Note Register in the name of the Note Depository, and no Note Owner shall receive a Definitive Note representing such Note Owner's interest in such Note, except as provided in
Section 2.12. Unless and until the Definitive Notes have been issued to Note Owners pursuant to Section 2.12:

                  (a) the provisions of this Section 2.10 shall be in full force and effect;

                  (b) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on such Notes and the giving of instructions or directions hereunder) as the sole Holder of such Notes and shall have no obligation to the Note Owners;

                  (c) to the extent that the provisions of this Section 2.10 conflict with any other provisions of this Indenture, the provisions of this
Section 2.10 shall control;

                  (d) the rights of the Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Notes are issued pursuant to
Section 2.12, the initial Clearing Agency shall make book-entry transfers between the Clearing Agency Participants and receive and transmit payments of principal of and interest on such Notes to such Clearing Agency Participants, pursuant to the Note Depository Agreement; and

                  (e) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding Amount of the Controlling Class, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has (i) received instructions to such effect from Note

Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes; and (ii) has delivered such instructions to the Indenture Trustee.

         SECTION 2.11 Notices to Clearing Agency. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.12, the Indenture Trustee shall give all such notices and communications specified herein to be given to Noteholders to the Clearing Agency and shall have no other obligation to the Note Owners.

         SECTION 2.12 Definitive Notes. If (i) the Administrator advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Notes and the Issuer is unable to locate a qualified successor; (ii) the Administrator, at its option, advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency; or (iii) after the occurrence of an Event of Default or a Servicer Default, Note Owners representing beneficial interests aggregating at least a majority of the Outstanding Amount of the Controlling Class advise the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Note Owners, then the Clearing Agency shall notify all Note Owners and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Note or Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

         SECTION 2.13 Seller as Noteholder. The Seller in its individual or any other capacity may become the owner or pledgee of Notes of any class and may otherwise deal with the Issuer or its affiliates with the same rights it would have if it were not the Seller.

         SECTION 2.14 Tax Treatment. The Seller and the Indenture Trustee, by entering into this Indenture, and the Noteholders, by acquiring any Note or interest therein, (i) express their intention that the Notes qualify under applicable tax law as indebtedness secured by the Collateral, and (ii) unless otherwise required by appropriate taxing authorities, agree to treat the Notes as indebtedness secured by the Collateral for the purpose of federal income taxes, state and local income and franchise taxes, Michigan single business tax, and any other taxes imposed upon, measured by or based upon gross or net income.

         SECTION 2.15 Special Terms Applicable to the Private Notes.

                  (a) None of the Private Notes has been or will be registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any other jurisdiction. Consequently, the Private Notes are not transferable other than pursuant to an exemption from the registration requirements of the Securities Act and satisfaction of certain other provisions specified herein.

                  (b) No sale, pledge or other transfer of Private Notes or an interest in the Private Notes may be made by any person other than to (i) a person whom the transferor reasonably believes "qualified institutional buyer" ("QIB") as defined under Rule 144A under the Securities Act ("Rule 144A") and is purchasing for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are "QIBs") and is aware that the sale to it is being made in reliance on Rule 144A or (ii) in the case of the Class A-1 Notes only, a non-U.S. Person (as defined in Regulation S under the Securities Act ("Regulation S")) who acquired the Class A-1 Note outside of the United States in accordance with Regulation S.

                  (c) With respect to the Class [o] Notes only, the Issuer is authorized and directed to withhold tax at the highest United States federal income tax rate applicable to ordinary income from any payment of interest to a foreign Noteholder as if such interest allocable to the foreign Noteholder were effectively connected with the conduct of a trade or business within the United States. In determining the non-foreign status of the Noteholder, the Issuer shall be entitled to rely on the Noteholder's certification of non-foreign status signed under penalties of perjury. Each foreign Noteholder shall obtain a taxpayer identification number from the United States Internal Revenue Service and submit that number to the Issuer on an appropriate form in order to assure appropriate crediting of the taxes withheld. The amount of any tax so withheld shall be treated as interest paid in cash to such foreign Noteholder at the time it is withheld by the Issuer and remitted to the United States Internal Revenue Service. Any withholding of tax hereunder shall not prevent the Issuer or the foreign Noteholder from contesting any such tax in appropriate proceedings. A foreign Noteholder who wishes to apply for a refund of any such withholding tax shall file with the United States Internal Revenue Service a claim for refund. Such claim of the foreign Noteholder shall be made solely against the United States Internal Revenue Service or the United States.

                  (d) No sale, pledge or other transfer of Class [o] Notes may be made to any one person for Class [o] Notes with an initial principal balance of less than $500,000, and, in the case of any person acting on behalf of one or more third parties (other than a bank (as defined in Section 3(a)(2) of the Securities Act) acting in its fiduciary capacity), for Class [o] Notes with a face amount of less than such amount for each such third party. Any attempted transfer in contravention of the immediately preceding restriction will be void ab initio and the purported transferor will continue to be treated as the owner of the Class D Notes for all purposes.

                  (e) The Class [o] Notes may not be acquired by or for the account of (i) an ""employee benefit plan" (as defined in section 3(3) of the United States Employee Retirement Income Security Act of 1974, as amended (""ERISA")), (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity other than an insurance company general account whose underlying assets include less than 25% ""plan assets" and for which the purchase and holding of the Class [o] Notes is exempt under Prohibited Transaction Class Exemption 95-60 under ERISA.

                  (f) Each Private Note shall bear a legend to the effect set forth in the first two sentences of subsection (a) above.

                                   ARTICLE III
                                    COVENANTS

         SECTION 3.1 Payment of Principal and Interest. The Issuer shall duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture. On each Distribution Date and on the Redemption Date (if applicable), the Issuer shall cause amounts on deposit in the Note Distribution Account to be distributed to the Noteholders in accordance with Sections 2.7 and 8.2, less amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal. Any amounts so withheld shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

         SECTION 3.2 Maintenance of Agency Office. As long as any of the Notes remains outstanding, the Issuer shall maintain in the Borough of Manhattan, the City of New York, an office (the "Agency Office"), being an office or agency where Notes may be surrendered to the Issuer for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. The Issuer shall give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of the Agency Office. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office of the Indenture Trustee, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

         SECTION 3.3 Money for Payments To Be Held in Trust.

                  (a) As provided in Section 8.2(a) and (b), all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Note Distribution Account pursuant to Section 8.2(c) shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so withdrawn from the Note Distribution Account for payments of Notes shall be paid over to the Issuer except as provided in this
Section 3.3.

                  (b) On or before each Distribution Date or the Redemption Date (if applicable), the Issuer shall deposit or cause to be deposited in the Note Distribution Account pursuant to Section 4.06 of the Trust Sale and Servicing Agreement an aggregate sum sufficient to pay the amounts then becoming due with respect to the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto.

                  (c) The Issuer shall cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.3, that such Paying Agent shall:

                           (i) hold all sums held by it for the payment of
amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                           (ii) give the Indenture Trustee notice of any default
by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

                           (iii) at any time during the continuance of any such
default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

                           (iv) immediately resign as a Paying Agent and
forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent in effect at the time of determination; and

                           (v) comply with all requirements of the Code with
respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

                  (d) The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  (e) Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for one year after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such payment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty (30) days from the date of such publication, any unclaimed balance of such money then remaining shall be paid to the Issuer. The Indenture Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such payment (including, but not limited to, mailing notice of such payment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

         SECTION 3.4 Existence. The Issuer shall keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer shall keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Trust Estate.

         SECTION 3.5 Protection of Trust Estate; Acknowledgment of Pledge.

                  (a) The Issuer shall from time to time execute and deliver all such supplements and amendments hereto and authorize or execute, as applicable, and deliver all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action necessary or advisable to:

                           (i) maintain or preserve the lien and security
interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof, including by making the necessary filings of financing statements or amendments thereto within sixty (60) days after the occurrence of any of the following and by promptly notifying the Indenture Trustee of any such filings: (A) any change in the Issuer's true legal name or any of its trade names, (B) any change in the location of the Issuer's principal place of business, (C) any merger or consolidation or other change in the Issuer's identity or organizational structure or jurisdiction of organization or in which the Issuer is located for purposes of the UCC and (D) any other change or occurrence that would make any financing statement or amendment thereto seriously misleading within the meaning of the UCC.

                           (ii) perfect, publish notice of or protect the
validity of any Grant made or to be made by this Indenture and the priority thereof;

                           (iii) enforce the rights of the Indenture Trustee and
the Noteholders in any of the Collateral; or

                           (iv) preserve and defend title to the Trust Estate
and the rights of the Indenture Trustee and the Secured Parties in such Trust Estate against the claims of all persons and parties,

and the Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to authorize and/or execute any financing statement, continuation statement or other instrument required by the Indenture Trustee pursuant to this Section 3.5.

                  (b) The Indenture Trustee acknowledges the pledge by the Seller to the Indenture Trustee pursuant to the Granting Clause of this Indenture of (i) all of the Seller's right, title and interest in and to the Reserve Account Property in order to provide for the payment to the Financial Parties and the Servicer in accordance with Sections 4.06(c), (d) and (e) of the

Trust Sale and Servicing Agreement, to assure availability of the amounts maintained in the Reserve Account for the benefit of the Financial Parties and the Servicer and as security for the performance by the Seller of its obligations under the Trust Sale and Servicing Agreement.

                  (c) The Issuer hereby authorizes the Indenture Trustee to file all financing statements naming the Issuer as debtor that are necessary or advisable to perfect, make effective or continue the lien and security interest of this Indenture, and authorizes the Indenture Trustee to take any such action without its signature.

         SECTION 3.6 Opinions as to Trust Estate.


                  (a) On the [Initial] Closing Date, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto and any other requisite documents, and with respect to the authorization, execution and filing of any financing statements and continuation statements as are necessary to perfect and make effective the lien and security interest of this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

                  (b) On or before March 15 in each calendar year, beginning March 15, [o], the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the authorization, execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain the lien and security interest created by this Indenture. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the authorization, execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until March 15 in the following calendar year.

         SECTION 3.7 Performance of Obligations; Servicing of Receivables.

                  (a) The Issuer shall not take any action and shall use all reasonable efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as otherwise expressly provided in this Indenture, the Trust Sale and Servicing Agreement, the Pooling and Servicing Agreement, the Administration Agreement or such other instrument or agreement.

                  (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the

Indenture Trustee in the Basic Documents or an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer and the Administrator to assist the Issuer in performing its duties under this Indenture.

                  (c) The Issuer shall punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture, the Trust Sale and Servicing Agreement and the Pooling and Servicing Agreement in accordance with and within the time periods provided for herein and therein.

                  (d) If the Issuer shall have knowledge of the occurrence of a Servicer Default under the Trust Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee and the Rating Agencies thereof, and shall specify in such notice the response or action, if any, the Issuer has taken or is taking with respect of such default. If a Servicer Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the Trust Sale and Servicing Agreement or the Pooling and Servicing Agreement with respect to the Receivables, the Issuer and the Indenture Trustee shall take all reasonable steps available to them pursuant to the Trust Sale and Servicing Agreement and the Pooling and Servicing Agreement to remedy such failure.

                  (e) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees that it shall not, without the prior written consent of the Indenture Trustee or the Holders of at least a majority in Outstanding Amount of the Controlling Class, as applicable in accordance with the terms of this Indenture, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral or any of the Basic Documents, or waive timely performance or observance by the Servicer or the Seller under the Trust Sale and Servicing Agreement, the Custodian Agreement or the Pooling and Servicing Agreement, the Administrator under the Administration Agreement or GMAC under the Pooling and Servicing Agreement.

         SECTION 3.8 Negative Covenants. So long as any Notes are Outstanding, the Issuer shall not:

                  (a) sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, except the Issuer may cause the Servicer to (i) collect, liquidate, sell or otherwise dispose of Receivables (including Warranty Receivables, Administrative Receivables and Liquidating Receivables),
(ii) make cash payments out of the Designated Accounts, Payment Ahead Servicing Account and the Certificate Distribution Account and (iii) take other actions, in each case as permitted by the Basic Documents;

                  (b) claim any credit on, or make any deduction from the principal or interest payable in respect of the Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

                  (c) voluntarily commence any insolvency, readjustment of debt, marshaling of assets and liabilities or other proceeding, or apply for an order by a court or agency or supervisory authority for the winding-up or liquidation of its affairs or any other event specified in Section 5.1(f); or

                  (d) either (i) permit the validity or effectiveness of this Indenture or any Basic Document to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (ii) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on a Financed Vehicle and arising solely as a result of an action or omission of the related Obligor), or (iii) permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate (other than with respect to any such tax, mechanics' or other lien).

         SECTION 3.9 Annual Statement as to Compliance. The Issuer shall deliver to the Indenture Trustee on or before March 15 of each year, beginning March 15, [o], an Officer's Certificate signed by an Authorized Officer, dated as of December 31 of the immediately preceding year, in each case stating that:

                  (a) a review of the activities of the Issuer during the preceding 12-month period (or, with respect to the first such Officer's Certificate, such period as shall have elapsed since the [Initial] Closing Date) and of performance under this Indenture has been made under such Authorized Officer's supervision; and

                  (b) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has fulfilled all of its obligations under this Indenture throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such Authorized Officer and the nature and status thereof. A copy of such certificate may be obtained by any Noteholder by a request in writing to the Issuer addressed to the Corporate Trust Office of the Indenture Trustee.

         SECTION 3.10 Consolidation, Merger, etc., of Issuer; Disposition of Trust Assets.

                  (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

                           (i) the Person (if other than the Issuer) formed by
or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America, or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and timely payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

                           (ii) immediately after giving effect to such merger
or consolidation, no Default or Event of Default shall have occurred and be continuing; (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction and such Person;

                           (iv) any action as is necessary to maintain the lien
and security interest created by this Indenture shall have been taken; and

                           (v) the Issuer shall have delivered to the Indenture
Trustee an Officer's Certificate and an Opinion of Counsel addressed to the Issuer, each stating:

                               (A) that such consolidation or merger and such
               supplemental indenture comply with this Section 3.10;

                               (B) that such consolidation or merger and such
               supplemental indenture shall have no material adverse tax consequence to the Issuer or any Financial Party; and

                               (C) that all conditions precedent herein provided
               for in this Section 3.10 have been complied with, which shall include any filing required by the Exchange Act.

                  (b) Except as otherwise expressly permitted by this Indenture or the other Basic Documents, the Issuer shall not sell, convey, exchange, transfer or otherwise dispose of any of its properties or assets, including those included in the Trust Estate, to any Person, unless:

                           (i) the Person that acquires such properties or
assets of the Issuer (1) shall be a United States citizen or a Person organized and existing under the laws of the United States of America or any State and (2) by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee:

                               (A) expressly assumes the due and punctual
               payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

                               (B) expressly agrees that all right, title and
               interest so sold, conveyed, exchanged, transferred or otherwise disposed of shall be subject and subordinate to the rights of the Secured Parties;

                               (C) unless otherwise provided in such
               supplemental indenture, expressly agrees to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes; and

                               (D) expressly agrees that such Person (or if a
               group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

                           (ii) immediately after giving effect to such
transaction, no Default or Event of Default shall have occurred and be continuing;

                           (iii) the Rating Agency Condition shall have been
satisfied with respect to such transaction and such Person;

                           (iv) any action as is necessary to maintain the lien
and security interest created by this Indenture shall have been taken; and

                           (v) the Issuer shall have delivered to the Indenture
Trustee an Officer's Certificate and an Opinion of Counsel addressed to the Issuer, each stating that:

                               (A) such sale, conveyance, exchange, transfer or
               disposition and such supplemental indenture comply with this
               Section 3.10;

                               (B) such sale, conveyance, exchange, transfer or
               disposition and such supplemental indenture have no material adverse tax consequence to the Trust or to any Financial Parties; and

                               (C) that all conditions precedent herein provided
               for in this Section 3.10 have been complied with, which shall include any filing required by the Exchange Act.

         SECTION 3.11 Successor or Transferee.

                  (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture and the other Basic Documents with the same effect as if such Person had been named as the Issuer herein.

                  (b) Upon a conveyance or transfer of substantially all the assets and properties of the Issuer pursuant to Section 3.10(b), the Issuer shall be released from every covenant and agreement of this Indenture and the other Basic Documents to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee from the Person acquiring such assets and properties stating that the Issuer is to be so released.

         SECTION 3.12 No Other Business. The Issuer shall not engage in any business or activity other than acquiring, holding and managing the Collateral and the proceeds therefrom in the manner contemplated by the Basic Documents, issuing the Notes and the Certificates, making payments on the Notes and the Certificates and such other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto, as set forth in Section 2.3 of the Trust Agreement.

         SECTION 3.13 No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness for money borrowed other than indebtedness for money borrowed in respect of the Notes or otherwise in accordance with the Basic Documents.

         SECTION 3.14 Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by this Indenture or the other Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

         SECTION 3.15 Servicer's Obligations. The Issuer shall use its best efforts to cause the Servicer to comply with its obligations under Section 3.10 of the Pooling and Servicing Agreement and Sections 4.01 and 4.02 of the Trust Sale and Servicing Agreement.

         SECTION 3.16 Capital Expenditures. The Issuer shall not make any expenditure (whether by long-term or operating lease or otherwise) for capital assets (either real, personal or intangible property) other than the purchase of the Receivables and other property and rights from the Seller pursuant to the Trust Sale and Servicing Agreement.

         SECTION 3.17 Removal of Administrator. So long as any Notes are Outstanding, the Issuer shall not remove the Administrator without cause unless the Rating Agency Condition shall have been satisfied in connection with such removal.

         SECTION 3.18 Restricted Payments. Except for payments of principal or interest on or redemption of the Notes, so long as any Notes are Outstanding, the Issuer shall not, directly or indirectly:

                  (a) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise, in each case with respect to any ownership or equity interest or similar security in or of the Issuer or to the Servicer;

                  (b) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or similar security; or

                  (c) set aside or otherwise segregate any amounts for any such purpose;

provided, however, that the Issuer may make, or cause to be made, distributions to the Servicer, the Seller, the Indenture Trustee, the Owner Trustee, and the Financial Parties as permitted by, and to the extent funds are available for such purpose under, the Trust Sale and Servicing Agreement, the Trust Agreement or the other Basic Documents. The Issuer shall not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with the Basic Documents.

         SECTION 3.19 Notice of Events of Default. The Issuer agrees to give the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder, each Servicer Default, each default on the part of the Seller or the Servicer of its respective obligations under the Trust Sale and Servicing Agreement and each default on the part of GMAC or the Servicer of its respective obligations under the Pooling and Servicing Agreement.

         SECTION 3.20 Further Instruments and Acts. Upon request of the Indenture Trustee, the Issuer shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

         SECTION 3.21 Indenture Trustee's Assignment of Administrative Receivables and Warranty Receivables. Upon receipt of the Administrative Purchase Payment or the Warranty Payment with respect to an Administrative Receivable or a Warranty Receivable, as the case may be, the Indenture Trustee shall assign, without recourse, representation or warranty, to the Servicer or the Warranty Purchaser, as the case may be, all the Indenture Trustee's right, title and interest in and to such repurchased Receivable, all monies due thereon, the security interest in the related Financed Vehicle, proceeds from any Insurance Policies, proceeds from recourse against the Dealer on such Receivable and the interests of the Indenture Trustee in certain rebates of premiums and other amounts relating to the Insurance Policies and any documents relating thereto, such assignment being an assignment outright and not for security; and the Servicer or the Warranty Purchaser, as applicable, shall thereupon own such Receivable, and all such security and documents, free of any further obligation to the Indenture Trustee, the Noteholders or the Certificateholders with respect thereto. If in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Receivable on the ground that it is not a real party in interest or a holder entitled to enforce the Receivable, the Indenture Trustee shall, at the Servicer's expense, take such steps as the Servicer deems necessary to enforce the Receivable, including bringing suit in the Indenture Trustee's name or the names of the Noteholders or, pursuant to Section 4.4, the Certificateholders.

         SECTION 3.22 Representations and Warranties by the Issuer to the Indenture Trustee. The Issuer hereby represents and warrants to the Indenture Trustee as follows:

                  (a) Good Title. No Receivable has been sold, transferred, assigned or pledged by the Issuer to any Person other than the Indenture Trustee; immediately prior to the conveyance of the Receivables pursuant to this Indenture, the Issuer had good and marketable title thereto, free of any Lien; and, upon execution and delivery of this Indenture by the Issuer, the Indenture Trustee shall have all of the right, title and interest of the Issuer in, to and under the Receivables, the unpaid indebtedness evidenced thereby and the collateral security therefor, free of any Lien; and

                  (b) All Filings Made. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the Indenture Trustee a first priority perfected security interest in the Receivables shall have been made.

                                   ARTICLE IV
                           SATISFACTION AND DISCHARGE

         SECTION 4.1 Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to: (i) rights of registration of transfer and exchange; (ii) substitution of mutilated, destroyed, lost or stolen Notes; (iii) rights of Noteholders to receive payments of principal thereof and interest thereon; (iv) Sections 3.3, 3.4, 3.5, 3.8, 3.10, 3.12, 3.13, 3.19 and 3.21; (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.7 and the obligations of the Indenture Trustee under Sections
4.2 and 4.4); and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, if:

         (a) either:

                  (i) all Notes theretofore authenticated and delivered (other than (A) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.5 and (B) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Indenture Trustee for cancellation; or

                  (ii) all Notes not theretofore delivered to the Indenture Trustee for cancellation:

                               (A) have become due and payable,

                               (B) will be due and payable on their respective
               Final Scheduled Distribution Dates within one year, or

                               (C) are to be called for redemption within one
               year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer or such Notes have been redeemed in accordance with Section 10.1, and the Issuer, in the case of (A), (B) or (C) of subsection 4.1(a)(ii) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire unpaid principal and accrued interest on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due on the Final Scheduled Distribution Date for such Notes or the Redemption Date for such Notes (if such Notes have been called for redemption pursuant to Section 10.1), as the case may be;

                  (b) the Issuer has paid or caused to be paid all other sums payable hereunder or under any Third Party Instrument by the Issuer; and

                  (c) the Issuer has delivered to the Indenture Trustee an Officer's Certificate of the Issuer, an Opinion of Counsel and (if required by the TIA or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of
Section 11.1(a) and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         SECTION 4.2 Application of Trust Money. All monies deposited with the Indenture Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such monies have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest and to payment of any other Secured Party or any holder of any Third Party Instrument of all sums, if any, due or to become due to any other Secured Party or any holder of any Third Party Instrument under and in accordance with this Indenture; but such monies need not be segregated from other funds except to the extent required herein, in the Trust Sale and Servicing Agreement, or as required by law.

         SECTION 4.3 Repayment of Monies Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.3 and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

         SECTION 4.4 Duration of Position of Indenture Trustee. Notwithstanding the earlier payment in full of all principal and interest due to the Noteholders under the terms of the Notes and the cancellation of the Notes pursuant to
Section 3.1, the Indenture Trustee shall continue to act in the capacity as Indenture Trustee hereunder for the benefit of the Certificateholders, for purposes of compliance with, and the Indenture Trustee shall comply with, its obligations under Sections 5.01(a), 7.02 and 7.03 of the Trust Sale and Servicing Agreement, as appropriate, until such time as all payments in respect of Certificate Balance and interest due to the Certificateholders have been paid in full and in such capacity the Indenture Trustee shall have the rights, benefits and immunities set forth in Article VI hereof.

                                    ARTICLE V
                              DEFAULT AND REMEDIES

         SECTION 5.1 Events of Default. For the purposes of this Indenture, "Event of Default" wherever used herein, means any one of the following events:

                  (a) failure to pay the full Noteholders' Interest Distributable Amount on the Controlling Class on any Distribution Date, and such default shall continue for a period of five (5) days; or

                  (b) except as set forth in Section 5.1(c), failure to pay any instalment of the principal of any Note as and when the same becomes due and payable, and such default continues unremedied for a period of thirty (30) days after there shall have been given, by registered or certified mail, to the Servicer by the Indenture Trustee or to the Servicer and the Indenture Trustee by the Holders of not less than 25% of the Outstanding Amount of the Controlling Class, a written notice specifying such default and demanding that it be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (c) failure to pay in full the outstanding principal balance of any class of Notes by the Final Scheduled Distribution Date for such class; or

                  (d) default in the observance or performance in any material respect of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this specifically dealt with in this Section 5.1) which failure materially and adversely affects the rights of the Noteholders, and such default shall continue or not be cured, for a period of thirty (30) days after there shall have been given, by registered or certified mail, to the Issuer and the Seller (or the Servicer, as applicable) by the Indenture Trustee or to the Issuer and the Seller (or the Servicer, as applicable) and the Indenture Trustee by the Holders of at least 25% of the Outstanding Amount of the Controlling Class, a written notice specifying such default, demanding that it be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (e) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of ninety (90) consecutive days; or

                  (f) the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing.

The Issuer shall deliver to the Indenture Trustee within five (5) Business Days after learning of the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under Section 5.1(d), its status and what action the Issuer is taking or proposes to take with respect thereto.

         SECTION 5.2 Acceleration of Maturity; Rescission and Annulment.

                  (a) If an Event of Default should occur and be continuing, then and in every such case, unless the principal amount of the Notes shall have already become due and payable, either the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Controlling Class may declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by the Noteholders) setting forth the Event or Events of Default, and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

                  (b) At any time after such declaration of acceleration of maturity of the Notes has been made and before a judgment or decree for payment of the money due thereunder has been obtained by the Indenture Trustee as hereinafter provided in this Article V, the Holders of Notes representing a majority of the Outstanding Amount of the Controlling Class, by written notice to the Issuer and the Indenture Trustee, may waive all Defaults set forth in the notice delivered pursuant to Section 5.2(a), and rescind and annul such declaration and its consequences; provided, that no such rescission and annulment shall extend to or affect any other Default or impair any right consequent thereto; and provided further, that if the Indenture Trustee shall have proceeded to enforce any right under this Indenture and such Proceedings shall have been discontinued or abandoned because of such rescission and annulment or for any other reason, or such Proceedings shall have been determined adversely to the Indenture Trustee, then and in every such case, the Indenture Trustee, the Issuer and the Noteholders, as the case may be, shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Indenture Trustee, the Issuer and the Noteholders, as the case may be, shall continue as though no such Proceedings had been commenced.

         SECTION 5.3 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee. (a) The Issuer covenants that if an Event of Default occurs and such Event of Default has not been waived pursuant to Section 5.12, the Issuer shall, upon demand of the Indenture Trustee, pay to the Indenture Trustee, for the ratable benefit of the Noteholders in accordance with their respective outstanding principal amounts, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, at the rate borne by the Notes and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

                  (b) If the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the monies adjudged or decreed to be payable.

                  (c) If an Event of Default occurs and is continuing, the Indenture Trustee may, as more particularly provided in Section 5.4, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by applicable law.

                  (d) If there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or if a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section 5.3, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                           (i) to file and prove a claim or claims for the whole
amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

                           (ii) unless prohibited by applicable law and
regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

                           (iii) to collect and receive any monies or other
property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

                           (iv) to file such proofs of claim and other papers or
documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee for application in accordance with the priorities set forth in the Basic Documents, and, if the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor trustee except as a result of negligence or bad faith.

                  (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any

Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

                  (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the benefit of the Secured Parties in accordance with the priorities set forth in the Basic Documents.

                  (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

         SECTION 5.4 Remedies; Priorities. (a) If an Event of Default shall have occurred and be continuing and the Notes have been accelerated under Section 5.2(a), the Indenture Trustee may do one or more of the following (subject to Section 5.3 and Section 5.5):

                           (i) institute Proceedings in its own name and as
trustee of an express trust for the collection of all amounts then due and payable on the Notes or under this Indenture with respect thereto, whether by declaration of acceleration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

                           (ii) institute Proceedings from time to time for the
complete or partial foreclosure of this Indenture with respect to the Trust Estate;

                           (iii) exercise any remedies of a secured party under
the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Noteholders; and

                           (iv) sell the Trust Estate or any portion thereof or
rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law or elect to have the Issuer maintain possession of the Receivables and continue to apply collections on such Receivables as if there had been no declaration of acceleration; provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default and acceleration of the Notes, unless
(i) (A) the Holders of all of the aggregate Outstanding Amount of the Notes consent thereto or (B) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full the principal of and the accrued interest on the Notes, at the date of such sale or liquidation or (C)
(x) there has been an Event of Default under Section 5.1(a), (b) or (c) or otherwise arising from a failure to make a required payment of principal on any Notes, (y) the Indenture Trustee determines that the Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as and when they would have become due if the Notes had not been declared due and payable, and (z) the Indenture Trustee obtains the consent of Holders of a majority of the aggregate Outstanding Amount of the Controlling Class and (ii) ten (10) days' prior written notice of sale or liquidation has been given to the Rating Agencies. In determining such sufficiency or insufficiency with respect to clauses (B) and (C), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

                  (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in the following order:

                           FIRST: to the Indenture Trustee for amounts due under
                  Section 6.7 and then to the Owner Trustee for amounts due to the Owner Trustee (not including amounts due for payments to the Certificateholders) under the Trust Agreement or the Trust Sale and Servicing Agreement; and

                           SECOND: to the Collection Account, for distribution
                  pursuant to Sections 8.01(b) and (e) of the Trust Sale and Servicing Agreement.

         SECTION 5.5 Optional Preservation of the Receivables. If the Notes have been declared to be due and payable under Section 5.2 following an Event of Default and such declaration and its consequences have not been rescinded and annulled in accordance with Section 5.2(b), the Indenture Trustee may, but need not, elect to take and maintain possession of the Trust Estate. It is the desire of the parties hereto and the Secured Parties that there be at all times sufficient funds for the payment of the Secured Obligations to the Secured Parties and the Indenture Trustee shall take such desire into account when determining whether or not to take and maintain possession of the Trust Estate. In determining whether to take and maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

         SECTION 5.6 Limitation of Suits. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (a) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

                  (b) the Holders of not less than 25% of the Outstanding Amount of the Controlling Class have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                  (c) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

                  (d) the Indenture Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

                  (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such sixty (60) day period by the Holders of a majority of the Outstanding Amount of the Controlling Class;

it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders of Notes or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable (on the basis of the respective aggregate amount of principal and interest, respectively, due and unpaid on the Notes held by each Noteholder) and common benefit of all holders of Notes. For the protection and enforcement of the provisions of this Section 5.6, each and every Noteholder shall be entitled to such relief as can be given either at law or in equity.

                  If the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Outstanding Amount of the Controlling Class, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

         SECTION 5.7 Unconditional Rights of Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, if applicable, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         SECTION 5.8 Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally to their respective former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

         SECTION 5.9 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 5.10 Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

         SECTION 5.11 Control by Noteholders. The Holders of a majority of the Outstanding Amount of the Controlling Class shall, subject to provision being made for indemnification against costs, expenses and liabilities in a form satisfactory to the Indenture Trustee, have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided, however, that:

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (b) subject to the express terms of Section 5.4, any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by the Holders of Notes representing not less than 100% of the Outstanding Amount of the Notes;

                  (c) if the conditions set forth in Section 5.5 have been satisfied and the Indenture Trustee elects to retain the Trust Estate pursuant to Section 5.5, then any direction to the Indenture Trustee by Holders of Notes representing less than 100% of the Outstanding Amount of the Notes to sell or liquidate the Trust Estate shall be of no force and effect; and

                  (d) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction;

provided, however, that, subject to Section 6.1, the Indenture Trustee need not take any action that it determines might cause it to incur any liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

         SECTION 5.12 Waiver of Past Defaults.

                  (a) Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.2, the Holders of not less than a majority of the Outstanding Amount of the Controlling Class may waive any past Default or Event of Default and its consequences except a Default (i) in the payment of principal of or interest on any of the Notes or (ii) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee and the Noteholders shall be restored to their respective former positions and rights hereunder; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

                  (b) Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

         SECTION 5.13 Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any Proceeding for the enforcement of any right or remedy under this Indenture, or in any Proceeding against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such Proceeding of an undertaking to pay the costs of such Proceeding, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such Proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to:

                  (a) any Proceeding instituted by the Indenture Trustee;

                  (b) any Proceeding instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Controlling Class; or

                  (c) any Proceeding instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

         SECTION 5.14 Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture. The Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

         SECTION 5.15 Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.4(b).

         SECTION 5.16 Performance and Enforcement of Certain Obligations

                  (a) Promptly following a request from the Indenture Trustee to do so and at the Administrator's expense, the Issuer agrees to take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Seller and the Servicer of their respective obligations to the Issuer under or in connection with the Trust Sale and Servicing Agreement and the Pooling and Servicing Agreement or by GMAC of its obligations under or in connection with the Pooling and Servicing Agreement in accordance with the terms thereof or by any obligor under a Third Party Instrument of its obligations under or in accordance with the Third Party Instrument in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Trust Sale and Servicing Agreement, the Pooling and Servicing Agreement and any Third Party Instrument to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Seller, the Servicer, or any obligor under a Third Party Instrument thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller or the Servicer or any obligor under a Third Party Instrument of their respective obligations under the Trust Sale and Servicing Agreement, the Pooling and Servicing Agreement and any Third Party Instrument.

                  (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and, at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Holders of 66-2/3% of the Outstanding Amount of the Controlling Class shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller, the Servicer or any obligor under a Third Party Instrument under or in connection with the Trust Sale and Servicing Agreement, the Pooling and Servicing Agreement or a Third Party Instrument, including the right or power to take any action to compel or secure performance or observance by the Seller or the Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Trust Sale and Servicing Agreement, and any right of the Issuer to take such action shall be suspended.

                  (c) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and, at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Holders of 66-2/3% of the Outstanding Amount of the Notes shall, exercise all rights, remedies, powers, privileges and claims of the Seller against GMAC under or in connection with the Pooling and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by GMAC of each of its obligations to the Seller thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Pooling and Servicing Agreement, and any right of the Seller to take such action shall be suspended.

                                   ARTICLE VI
                              THE INDENTURE TRUSTEE

         SECTION 6.1 Duties of Indenture Trustee.


                  (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (b) Except during the continuance of an Event of Default:

                           (i) the Indenture Trustee undertakes to perform such
duties and only such duties as are specifically set forth in this Indenture and the Trust Sale and Servicing Agreement and no implied covenants or obligations shall be read into this Indenture, the Trust Sale and Servicing Agreement or any other Basic Document against the Indenture Trustee; and

                           (ii) in the absence of bad faith on its part, the
Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, that the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

                  (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                           (i) this Section 6.1(c) does not limit the effect of
Section 6.1(b);

                           (ii) the Indenture Trustee shall not be liable for
any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                           (iii) the Indenture Trustee shall not be liable with
respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to any provision of this Indenture or any other Basic Document.

                  (d) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

                  (e) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Trust Sale and Servicing Agreement or the Trust Agreement.

                  (f) No provision of this Indenture or any other Basic Document shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayments of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (g) Every provision of this Indenture and each other Basic Document relating to the Indenture Trustee shall be subject to the provisions of this Section 6.1 and to the provisions of the TIA.

                  (h) The Indenture Trustee shall have no liability or responsibility for the acts or omissions of any other party to any of the Basic Documents.

                  (i) In no event shall the Indenture Trustee be liable for any damages in the nature of special, indirect or consequential damages, however styled, including without limitation, lost profits.

         SECTION 6.2 Rights of Indenture Trustee.


                  (a) The Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Indenture Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer's Certificate or Opinion of Counsel.

                  (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

                  (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

                  (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (f) The Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Indenture Trustee security or indemnity satisfactory to the Indenture Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

                  (g) The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Indenture Trustee, in its direction, may make such further inquiry or investigation into such facts or matters as it may see fit.

                  (h) The Indenture Trustee shall not be deemed to have notice of any Default, Event of Default or Servicer Default unless a Responsible Officer of the Indenture Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Indenture Trustee at the Corporate Trust Office of the Indenture Trustee, and such notice references the Securities and this Indenture.

                  (i) The rights, privileges, protections, immunities and benefits given to the Indenture Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Indenture Trustee in each of its capacities hereunder, including its capacity under Section 4.4 hereof, and in connection with the performance of any of its duties or obligations under any of the Basic Documents.

         SECTION 6.3 Indenture Trustee May Own Notes. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer, the Servicer or any of their respective Affiliates with the same rights it would have if it were not Indenture Trustee; provided, however, that the Indenture Trustee shall comply with Sections 6.10 and 6.11. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights.

         SECTION 6.4 Indenture Trustee's Disclaimer. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of any Basic Document, including this Indenture or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

         SECTION 6.5 Notice of Defaults. If a Default occurs and is continuing and if it is known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Noteholder notice of the Default within ninety (90) days after it occurs. Except in the case of a Default in payment of principal of or interest on any Note, the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

         SECTION 6.6 Reports by Indenture Trustee.


                  (a) The Indenture Trustee shall deliver to each Noteholder the information and documents set forth in Article VII, and, in addition, all such information with respect to the Notes as may be required to enable such Holder to prepare its federal and state income tax returns.

                  (b) The Indenture Trustee shall deliver to the Seller, the Owner Trustee, and the Servicer on or before March 1 of each year, beginning March 1, [o], an Officer's Certificate, dated as of December 31 of the preceding calendar year, signed by a Responsible Person of the Indenture Trustee to the effect that (i) a review of the Indenture Trustee's activities during the immediately preceding calendar year (or, in the case of the first certificate, since the Closing Date) and of its performance under this Indenture has been made under such Responsible Person's supervision and (ii) to such Responsible Person's knowledge, based on such review, the Indenture Trustee has fulfilled in all material respects all of its obligations under this Indenture throughout such calendar year (or applicable portion of such calendar year), or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such Responsible Person and the nature and status of such failure.

                  (c) The Indenture Trustee shall:


                           (i) deliver to the Seller, the Owner Trustee and the
Servicer, a report, dated as of December 31 of the preceding calendar year, of its assessment of compliance with the minimum servicing criteria regarding general servicing, cash and collection administration, investor remittances and reporting and pool asset administration during the preceding calendar year, including disclosure of any material instance of non-compliance identified by the Indenture Trustee, as required by Rule 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB under the Securities Act.

                           (ii) cause a firm of registered public accountants
that is qualified and independent within the meaning of Rule 2-01 of Regulation S-X under the Securities Act to deliver to the Seller, Owner Trustee and the Servicer an attestation report that satisfies the requirements of Rule 13a-18 or Rule 15d-18 under the Exchange Act, as applicable, of the assessment of compliance with servicing criteria with respect to the prior calendar year. Such attestation report shall be addressed to the board of directors of the Servicer and to the Seller and Owner Trustee. Such attestation report will be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act. The firm may render other services to the Indenture Trustee, but the firm must indicate in each attestation report that it is qualified and independent within the meaning of Rule 2-01 of Regulation S-X under the Securities Act.

                           (iii) The reports referred to in this Section 6.6(c)
shall be delivered on or before March 1 of each year, beginning March 1, [o].

         SECTION 6.7 Compensation; Indemnity.


                  (a) The Issuer shall cause the Servicer pursuant to Section
3.09 of the Pooling and Servicing Agreement to pay to the Indenture Trustee from time to time reasonable compensation for its services. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall cause the Servicer pursuant to Section 3.09 of the Pooling and Servicing Agreement to reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, external counsel, accountants and experts. The Issuer shall cause the Servicer to indemnify the Indenture Trustee in accordance with Section 6.01 of the Trust Sale and Servicing Agreement.

                  (b) The Issuer's obligations to the Indenture Trustee pursuant to this Section 6.7 shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in
Section 5.1(e) or (f) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

         SECTION 6.8 Replacement of Indenture Trustee.

                  (a) The Indenture Trustee may at any time give notice of its intent to resign by so notifying the Issuer; provided, however, that no such resignation shall become effective and the Indenture Trustee shall not resign prior to the time set forth in Section 6.8(c). The Holders of a majority in Outstanding Amount of the Controlling Class may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. Such resignation or removal shall become effective in accordance with
Section 6.8(c). The Issuer shall remove the Indenture Trustee if:

                               (i) the Indenture Trustee fails to comply with
               Section 6.11;

                               (ii) the Indenture Trustee is adjudged bankrupt
               or insolvent;

                               (iii) a receiver or other public officer takes
               charge of the Indenture Trustee or its property; or

                               (iv) the Indenture Trustee otherwise becomes
               incapable of acting.

                  (b) If the Indenture Trustee gives notice of its intent to resign or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint and designate a successor Indenture Trustee.

                  (c) A successor Indenture Trustee shall deliver a written acceptance of its appointment and designation to the retiring Indenture Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

                  (d) If a successor Indenture Trustee does not take office within sixty (60) days after the Indenture Trustee gives notice of its intent to resign or is removed, the retiring Trustee, the Issuer or the Holders of a majority of the Outstanding Amount of the Controlling Class may petition any court of competent jurisdiction for the appointment and designation of a successor Indenture Trustee.

                  (e) If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

                  (f) Notwithstanding the replacement of the Indenture Trustee pursuant to this Section 6.8, the Issuer's obligations under Section 6.7 and the Servicer's corresponding obligations under the Trust Sale and Servicing Agreement and the Pooling and Servicing Agreement shall continue for the benefit of the retiring Indenture Trustee.

         SECTION 6.9 Merger or Consolidation of Indenture Trustee.

                  (a) Any corporation into which the Indenture Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Indenture Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee under this Indenture; provided, however, that such corporation shall be eligible under the provisions of Section 6.11, without the execution or filing of any instrument or any further act on the part of any of the parties to this Indenture, anything in this Indenture to the contrary notwithstanding.

                  (b) If at the time such successor or successors by merger or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture, any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee. In all such cases such certificate of authentication shall have the same full force as is provided anywhere in the Notes or herein with respect to the certificate of authentication of the Indenture Trustee.

         SECTION 6.10 Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

                  (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate or any Financed Vehicle may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Secured Parties (only to the extent expressly provided herein), such title to the Trust Estate, or any part hereof, and, subject to the other provisions of this Section 6.10, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8.

                  (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                           (i) all rights, powers, duties and obligations
conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                           (ii) no trustee hereunder shall be personally liable
by reason of any act or omission of any other trustee hereunder; and

                           (iii) the Indenture Trustee may at any time accept
the resignation of or remove any separate trustee or co-trustee.

                  (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

                  (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         SECTION 6.11 Eligibility; Disqualification. The Indenture Trustee shall at all times satisfy the requirements of TIA Section 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and (unless waived by Moody's Investors Service, Inc.) it shall have a long term unsecured debt rating of Baa3 or better by Moody's Investors Service, Inc. The Indenture Trustee shall comply with TIA Section 310(b); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

         SECTION 6.12 Preferential Collection of Claims Against Issuer. The Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section

311(b). A trustee who has resigned or been removed shall be subject to TIA
Section 311(a) to the extent indicated.

         SECTION 6.13 Representations and Warranties of Indenture Trustee. The Indenture Trustee represents and warrants as of the [Initial] Closing Date that:

                  (a) the Indenture Trustee (i) is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America and (ii) satisfies the eligibility criteria set forth in Section 6.11;

                  (b) the Indenture Trustee has full power, authority and legal right to execute, deliver and perform this Indenture, and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture;

                  (c) the execution, delivery and performance by the Indenture Trustee of this Indenture (i) shall not violate any provision of any law or regulation governing the banking and trust powers of the Indenture Trustee or any order, writ, judgment or decree of any court, arbitrator, or governmental authority applicable to the Indenture Trustee or any of its assets, (ii) shall not violate any provision of the corporate charter or by-laws of the Indenture Trustee, or (iii) shall not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any lien on any properties included in the Trust Estate pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking to which it is a party, which violation, default or lien could reasonably be expected to have a materially adverse effect on the Indenture Trustee's performance or ability to perform its duties under this Indenture or on the transactions contemplated in this Indenture;

                  (d) the execution, delivery and performance by the Indenture Trustee of this Indenture shall not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency regulating the banking and corporate trust activities of the Indenture Trustee; and

                  (e) this Indenture has been duly executed and delivered by the Indenture Trustee and constitutes the legal, valid and binding agreement of the Indenture Trustee, enforceable in accordance with its terms.

         SECTION 6.14 Indenture Trustee May Enforce Claims Without Possession of Notes. All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Indenture Trustee shall be brought in its own name as Indenture Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, be for the ratable benefit of the Noteholders and (only to the extent expressly provided herein) the Certificateholders in respect of which such judgment has been obtained.

         SECTION 6.15 Suit for Enforcement. If an Event of Default shall occur and be continuing, the Indenture Trustee, in its discretion may, subject to the provisions of Section 6.1, proceed to protect and enforce its rights and the rights of the Noteholders under this Indenture by Proceeding whether for the specific performance of any covenant or agreement contained in this Indenture or in aid of the execution of any power granted in this Indenture or for the enforcement of any other legal, equitable or other remedy as the Indenture Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Indenture Trustee or the Noteholders.

         SECTION 6.16 Rights of Noteholders to Direct Indenture Trustee. Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Controlling Class shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee; provided, however, that subject to Section 6.1, the Indenture Trustee shall have the right to decline to follow any such direction if the Indenture Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Indenture Trustee in good faith shall, by a Responsible Officer, determine that the proceedings so directed would be illegal or subject it to personal liability or be unduly prejudicial to the rights of Noteholders not parties to such direction; and provided, further, that nothing in this Indenture shall impair the right of the Indenture Trustee to take any action deemed proper by the Indenture Trustee and which is not inconsistent with such direction by the Noteholders.

                                   ARTICLE VII
                         NOTEHOLDERS' LISTS AND REPORTS

         SECTION 7.1 Issuer To Furnish Indenture Trustee Names and Addresses of Noteholders. The Issuer shall furnish or cause to be furnished by the Servicer to the Indenture Trustee (a) not more than five (5) days before each Distribution Date a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Notes as of the close of business on the related Record Date, and (b) at such other times as the Indenture Trustee may request in writing, within fourteen (14) days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than ten (10) days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

         SECTION 7.2 Preservation of Information, Communications to Noteholders.

                  (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.1 and the names and addresses of Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.1 upon receipt of a new list so furnished.

                  (b) Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

                  (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

         SECTION 7.3 Reports by Issuer.

                  (a) The Issuer shall:

                           (i) file with the Indenture Trustee within fifteen
(15) days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act or Item 1122 of Regulation AB;

                           (ii) file with the Indenture Trustee and the
Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                           (iii) supply to the Indenture Trustee (and the
Indenture Trustee shall transmit by mail to all Noteholders described in TIA
Section 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this
Section 7.3(a) as may be required by rules and regulations prescribed from time to time by the Commission.

                  (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of such year.

         SECTION 7.4 Reports by Trustee

                  (a) If required by TIA Section 313(a), within sixty (60) days after each August 15, beginning with August 15, [o], the Indenture Trustee shall mail to each Noteholder as required by TIA Section 313(c) a brief report dated as of such date that complies with TIA Section 313(a). The Indenture Trustee also shall comply with TIA Section 313(b). A copy of any report delivered pursuant to this Section 7.4(a) shall, at the time of its mailing to Noteholders, be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

                  (b) On each Distribution Date the Indenture Trustee shall include with each payment to each Noteholder a copy of the statement for the related Monthly Period or Periods applicable to such Distribution Date as required pursuant to Section 4.09 of the Trust Sale and Servicing Agreement.

                                  ARTICLE VIII
                      ACCOUNTS, DISBURSEMENTS AND RELEASES

         SECTION 8.1 Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture and the Trust Sale and Servicing Agreement. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in
Article V.

         SECTION 8.2 Designated Accounts; Payments.

                  (a) On or prior to the [Initial] Closing Date, the Issuer shall cause the Servicer to establish and maintain, in the name of the Indenture Trustee for the benefit of the Financial Parties (and with respect to the Reserve Account, for the benefit of the Servicer) the Designated Accounts as provided in Articles IV and V of the Trust Sale and Servicing Agreement.

                  (b) On or before each Distribution Date, (i) amounts shall be deposited in the Collection Account as provided in Section 4.06 of the Trust Sale and Servicing Agreement and (ii) the Aggregate Noteholders' Interest Distributable Amount and, during the Amortization Period, the Aggregate Noteholders' Principal Distributable Amount shall be transferred from the Collection Account to the Note Distribution Account as and to the extent provided in Section 4.06 of the Trust Sale and Servicing Agreement.

                  (c) On each Distribution Date, the Indenture Trustee shall notify the Account Holder to apply and, as required, distribute to the Noteholders all amounts on deposit in the Note Distribution Account (subject to the Servicer's rights under Section 5.03 of the Trust Sale and Servicing Agreement to Investment Earnings) in the following order of priority and in the amounts determined as described below:

                           (i) On each Distribution Date, except as otherwise
provided in clause (iii) below, the amount deposited in the Note Distribution Account in respect of interest on the Notes shall be applied in the following order of priority, to the extent of remaining funds after all earlier priorities have been satisfied, and any amount so applied shall be paid on such Distribution Date to the holders of Notes of each applicable Class:

                               (A) the Aggregate Class A Interest Distributable
               Amount shall be paid to the holders of the Class A Notes;

                               (B) the Aggregate Class B Interest Distributable
               Amount shall be paid to the holders of the Class B Notes;

                               (C) the Aggregate Class C Interest Distributable
               Amount shall be paid to the holders of the Class C Notes;

                               (D) the Aggregate Class D Interest Distributable
               Amount shall be paid to the holders of the Class A Notes;

provided however, if there are not sufficient funds to so pay the entire amount specified in any of the foregoing priorities for a particular Class of Notes, then the amount available for such Class of Notes shall be paid to the Holders thereof ratably on the basis of the total amount of accrued and unpaid interest owing to each such holder.

                           (ii) [During the Amortization Period,] unless
otherwise provided in clause (iii) below, an amount equal to the Aggregate Noteholders' Principal Distributable Amount (or such lesser amount as has been deposited in the Note Distribution Account pursuant to Section 4.06(e) of the Trust Sale and Servicing Agreement with respect to payments of principal) shall be applied to each class of Notes in the following amounts and in the following order of priority and any amount so applied shall be paid on such Distribution Date to the Holders of such class of Notes:

                               (1) [to the Class [A-1] Notes, until the
               Outstanding Amounts of the Class [A-1] Notes is reduced to zero;]

                               (2) [to the Class [A-2] Notes, until the
               Outstanding Amount of the Class [A-2] Notes is reduced to zero;]

                               (3) [to the Class [A-3] Notes, until the
               Outstanding Amount of the Class [A-3] Notes is reduced to zero;]

                               (4) [to the Class [A-4] Notes until the
               Outstanding Amount of the Class [A-4] Notes is reduced to zero;]

                               (5) [to the Class B Notes, until the Outstanding
               Amount of the Class B Notes is reduced to zero;]

                               (6) [to the Class C Notes, until the Outstanding
               Amount of the Class C Notes is reduced to zero;]

                               (7) [to the Class D Notes, until the Outstanding
               Amount of the Class D Notes is reduced to zero.]

                           (iii) If the Notes have been declared immediately due
and payable following an Event of Default as provided in Section 5.2, until such time as all Events of Default have been cured or waived as provided in Section 5.2(b), any amounts deposited in the Note Distribution Account shall be applied in accordance with Section 2.7(c).

         SECTION 8.3 General Provisions Regarding Accounts

                  (a) So long as no Default or Event of Default shall have occurred and be continuing, all or a portion of the funds in the Designated Accounts shall be invested in Eligible Investments and reinvested by the Indenture Trustee upon Issuer Order, subject to the provisions of Section 5.01(b) of the Trust Sale and Servicing Agreement. The Issuer shall not direct the Indenture Trustee to make any investment of any funds or to sell any investment held in any of the Designated Accounts unless the security interest granted and perfected in such account shall continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Indenture Trustee to make any such investment or sale, if requested by the Indenture Trustee, the Issuer shall deliver to the Indenture Trustee an Opinion of Counsel acceptable to the Indenture Trustee, to such effect.

                  (b) Subject to Section 6.1(c), the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Designated Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Indenture Trustee's failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

                  (c) If (i) the Issuer shall have failed to give investment directions for any funds on deposit in the Designated Accounts to the Indenture Trustee by 11:00 a.m., New York City Time (or such other time as may be agreed by the Issuer and the Indenture Trustee) on any Business Day; or (ii) a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to
Section 5.2, or, if such Notes shall have been declared due and payable following an Event of Default, but amounts collected or receivable from the Trust Estate are being applied in accordance with Section 5.5 as if there had not been such a declaration; then the Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Designated Accounts in one or more Eligible Investments selected by the Indenture Trustee.

         SECTION 8.4 Release of Trust Estate.


                  (a) Subject to the payment of its fees and expenses pursuant to Section 6.7, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are consistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

                  (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due to the Indenture Trustee pursuant to Section
6.7 have been paid and all amounts owing under each Third Party Instrument have been paid, release any remaining portion of the Trust Estate that secured the Notes and the other Secured Obligations from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Designated Accounts. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.4(b) only upon receipt by it of an Issuer Request and an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.1.

         SECTION 8.5 Opinion of Counsel. The Indenture Trustee shall receive at least seven (7) days' notice when requested by the Issuer to take any action pursuant to Section 8.4(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the

Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action shall not materially and adversely impair the security for the Secured Obligations or the rights of the Secured Parties in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

                                   ARTICLE IX
                             SUPPLEMENTAL INDENTURES

         SECTION 9.1 Supplemental Indentures Without Consent of Noteholders.

                  (a) Without the consent of the Holders of any Notes but with prior notice to the Rating Agencies, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

                           (i) to correct or amplify the description of any
property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to additional property to the lien of this Indenture;

                           (ii) to evidence the succession, in compliance with
Section 3.10 and the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer contained herein and in the Notes contained;

                           (iii) to add to the covenants of the Issuer, for the
benefit of the Securityholders or to surrender any right or power herein conferred upon the Issuer;

                           (iv) to convey, transfer, assign, mortgage or pledge
any property to or with the Indenture Trustee;

                           (v) to cure any ambiguity, to correct or supplement
any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or in any other Basic Document;

                           (vi) to evidence and provide for the acceptance of
the appointment hereunder by a successor or additional trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

                           (vii) to modify, eliminate or add to the provisions
of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA, and the Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

                  (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Noteholders but with prior notice to the Rating Agencies at any time and from time to time enter into one or more indentures supplemental hereto for the purpose of adding any provisions to, changing in any manner, or eliminating any of the provisions of, this Indenture or modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder.

         SECTION 9.2 Supplemental Indentures With Consent of Noteholders.

                  (a) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies and with the consent of the Holders of not less than a majority of the Outstanding Amount of the Controlling Class, by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, changing in any manner, or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

                           (i) change the due date of any instalment of
principal of or interest on any Note, or reduce the principal amount thereof, the interest rate applicable thereto, or the Redemption Price with respect thereto, change any place of payment where, or the coin or currency in which, any Note or any interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

                           (ii) reduce the percentage of the Outstanding Amount
of the Controlling Class, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences as provided for in this Indenture;

                           (iii) modify or alter the provisions of the proviso
to the definition of the term "Outstanding";

                           (iv) reduce the percentage of the Outstanding Amount
of the Notes required to direct the Indenture Trustee to sell or liquidate the Trust Estate pursuant to Section 5.4 if the proceeds of such sale would be insufficient to pay the principal amount of and accrued but unpaid interest on the Outstanding Notes;

                           (v) modify any provision of this Section 9.2 to
decrease the required minimum percentage necessary to approve any amendments to any provisions of this Indenture or any of the Basic Documents;

                           (vi) modify any of the provisions of this Indenture
in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Distribution Date (including the calculation of any of the individual components of such calculation), or modify or alter the provisions of the Indenture regarding the voting of Notes held by the Issuer, the Seller or any Affiliate of either of them; or

                           (vii) permit the creation of any Lien ranking prior
to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject thereto or deprive the Holder of any Note of the security afforded by the lien of this Indenture.

                  (b) The Indenture Trustee may in its discretion determine whether or not any Notes would be affected (such that the consent of each Noteholder would be required) by any supplemental indenture proposed pursuant to this Section 9.2 and any such determination shall be binding upon the Holders of all Notes, whether authenticated and delivered thereunder before or after the date upon which such supplemental indenture becomes effective. The Indenture Trustee shall not be liable for any such determination made in good faith.

                  (c) It shall be sufficient if an Act of Noteholders approves the substance, but not the form, of any proposed supplemental indenture.

                  (d) Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.2, the Indenture Trustee shall mail to the Noteholders to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         SECTION 9.3 Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

         SECTION 9.4 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         SECTION 9.5 Conformity with Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this
Article IX shall conform to the requirements of the TIA as then in effect so long as this Indenture shall then be qualified under the TIA.

         SECTION 9.6 Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes of the same class.

                                    ARTICLE X
                               REDEMPTION OF NOTES

         SECTION 10.1 Redemption. The Notes are subject to redemption in whole, but not in part, upon the exercise by the Servicer [(or the Holder of all of the Certificates, that is not the depositor, the Seller or any Affiliate thereof)] of its option to purchase the Receivables pursuant to Section 8.01 of the Trust Sale and Servicing Agreement. The date on which such redemption shall occur is the Distribution Date following the Optional Purchase Date identified by Servicer in its notice of exercise of such purchase option (the "Redemption Date"). The purchase price for the Notes shall be equal to the applicable Redemption Price, provided the Issuer has available funds sufficient to pay such amount. The Servicer or the Issuer shall furnish the Rating Agencies notice of such redemption. If the Notes are to be redeemed pursuant to this Section 10.1, the Servicer or the Issuer shall furnish notice thereof to the Indenture Trustee not later than twenty-five (25) days prior to the Redemption Date and the Indenture Trustee (based on such notice) shall withdraw from the Collection Account and deposit into the Note Distribution Account, on the Redemption Date, the aggregate Redemption Price of the Notes, whereupon all such Notes shall be due and payable on the Redemption Date.

         SECTION 10.2 Form of Redemption Notice. (a) Notice of redemption of the Notes under Section 10.1 shall be given by the Indenture Trustee by first-class mail, postage prepaid, mailed not less than five (5) days prior to the applicable Redemption Date to each Noteholder of record at such Noteholder's address appearing in the Note Register.

                  (a) All notices of redemption shall state:

                           (i) the Redemption Date;

                           (ii) the applicable Redemption Price; and


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



                           (iii) the place where Notes are to be surrendered for
payment of the Redemption Price (which shall be the Agency Office of the Issuer to be maintained as provided in Section 3.2).

                  (b) Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Redeemable Note shall not impair or affect the validity of the redemption of any other Redeemable Note.

         SECTION 10.3 Notes Payable on Redemption Date. The Notes shall, following notice of redemption as required by Section 10.2, on the Redemption Date cease to be Outstanding for purposes of this Indenture and shall thereafter represent only the right to receive the applicable Redemption Price and (unless the Issuer shall default in the payment of such Redemption Price) no interest shall accrue on such Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating such Redemption Price.

                                   ARTICLE XI
                                  MISCELLANEOUS

         SECTION 11.1 Compliance Certificates and Opinions, etc.


                  (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee: (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section 11.1, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished. Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                           (i) a statement that each signatory of such
certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                           (ii) a brief statement as to the nature and scope of
the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                           (iii) a statement that, in the judgment of each such
signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                           (iv) a statement as to whether, in the opinion of
each such signatory, such condition or covenant has been complied with.

                  (b) (i) Prior to the deposit with the Indenture Trustee of any Collateral or other property or securities that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.1(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each Person signing such certificate as to the fair value (within ninety (90) days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

                           (ii) Whenever the Issuer is required to furnish to
the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (b)(i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made on the basis of any such withdrawal or release since the commencement of the then current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (b)(ii), is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Outstanding Amount of the Notes.

                           (iii) Other than with respect to the release of any
Warranty Receivables, Administrative Receivables or Liquidating Receivables, whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each Person signing such certificate as to the fair value (within ninety (90) days of such release) of the property or securities proposed to be released and stating that in the opinion of such Person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                           (iv) Whenever the Issuer is required to furnish to
the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signatory thereof as to the matters described in clause (b)(iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than Warranty Receivables, Administrative Receivables and Liquidating Receivables, or securities released from the lien of this Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause (b)(iii) above and this clause (b)(iv), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Outstanding Amount of the Notes.

                           (v) Notwithstanding Section 2.9 or any other
provision of this Section 11.1, the Issuer may (A) collect, liquidate, sell or otherwise dispose of Receivables as and to the extent permitted or required by the Basic Documents, (B) make cash payments out of the Designated Accounts and the Certificate Distribution Account as and to the extent permitted or required by the Basic Documents and (C) take any other action not inconsistent with the TIA.

         SECTION 11.2 Form of Documents Delivered to Indenture Trustee.



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



                  (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  (b) Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that any certificate, opinion or representation with respect to the matters upon which his certificate or opinion is based is erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller, the Issuer or the Administrator, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller, the Issuer or the Administrator, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  (d) Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

         SECTION 11.3 Acts of Noteholders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders or a class of Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and

(subject to Section 6.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 11.3.

                  (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

                  (c) The ownership of Notes shall be proved by the Note
Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes (or any one or more Predecessor Notes) shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

         SECTION 11.4 Notices, etc., to Indenture Trustee, Issuer and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with:

                  (a) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office, or

                  (b) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and either sent by electronic facsimile transmission (with hard copy to follow via first class mail) or mailed, by certified mail, return receipt requested to the Issuer and the Owner Trustee each at the address specified in Appendix B to the Trust Sale and Servicing Agreement.

                  The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee. The Indenture Trustee shall likewise promptly transmit any notice received by it from the Noteholders to the Issuer.

                  (c) Notices required to be given to the Rating Agencies by the Issuer and the Indenture Trustee or the Owner Trustee shall be delivered as specified in Appendix B to the Trust Sale and Servicing Agreement.

         SECTION 11.5 Notices to Noteholders; Waiver.

                  (a) Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if it is in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at such Person's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. If notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.

                  (b) Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

                  (c) In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event of Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

                  (d) Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Event of Default.

         SECTION 11.6 Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer shall furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee shall cause payments to be made and notices to be given in accordance with such agreements.

         SECTION 11.7 Conflict with Trust Indenture Act.


                  (a) If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

                  (b) The provisions of TIA Sections 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

         SECTION 11.8 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 11.9 Successors and Assigns.

                  (a) All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not.

                  (b) All covenants and agreements of the Indenture Trustee in this Indenture shall bind its successors and assigns, whether so expressed or not.

         SECTION 11.10 Severability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 11.11 Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and to the extent expressly provided herein, the Noteholders, the Certificateholders, any other party secured hereunder, any other Person with an ownership interest in any part of the Trust Estate and any holder of a Third Party Instrument, any benefit or any legal or equitable right, remedy or claim under this Indenture. The holder of a Third Party Instrument shall be a third-party beneficiary to this Agreement only to the extent that it has any rights specified herein or rights with respect to this Indenture specified under the Swap Counterparty Rights Agreement.

         SECTION 11.12 Legal Holidays. If the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

         SECTION 11.13 GOVERNING LAW. THIS INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 11.14 Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 11.15 Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

         SECTION 11.16 No Recourse. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against:

                  (a) the Indenture Trustee or the Owner Trustee in its individual capacity;

                  (b) the Seller or any other owner of a beneficial interest in the Issuer; or

                  (c) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, the Seller or any other holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity (or any of their successors or assigns), except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any instalment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

         SECTION 11.17 No Petition. The Indenture Trustee, by entering into this Indenture, and each Noteholder and Note Owner, by accepting a Note (or interest therein) issued hereunder, hereby covenant and agree that they shall not, prior to the date which is one year and one day after the termination of this Indenture with respect to the Issuer pursuant to Section 4.1, acquiesce, petition or otherwise invoke or cause the Seller or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller or the Issuer.

         SECTION 11.18 Inspection. The Issuer agrees that, on reasonable prior notice, it shall permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

         SECTION 11.19 Indemnification by and Reimbursement of the Servicer. The Indenture Trustee acknowledges and agrees to reimburse (i) the Servicer and its directors, officers, employees and agents in accordance with Section 6.03(b) of the Trust Sale and Servicing Agreement and (ii) the Seller and its directors, officers, employees and agents in accordance with Section 3.04 of the Trust Sale and Servicing Agreement. The Indenture Trustee further acknowledges and accepts the conditions and limitations with respect to the Servicer's obligation to indemnify, defend and hold the Indenture Trustee harmless as set forth in
Section 6.01(a)(iv) of the Trust Sale and Servicing Agreement.


                                    * * * * *

                  IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.


                                        CAPITAL AUTO RECEIVABLES ASSET
                                        TRUST 20  -

                                        By: [o], not in its individual capacity
                                            but solely as Owner Trustee


                                        By:
                                            ------------------------------------
                                        Name:  [o]
                                        Title: Attorney-In-Fact



                                        [o], not in its individual capacity but
                                        solely as Indenture Trustee

                                        By:
                                            ------------------------------------
                                        Name:  [o]
                                        Title: Vice President

STATE OF NEW YORK    )
                     ) ss
COUNTY OF NEW YORK   )

                  BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared Eva Aryeetay, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said Capital Auto Receivables Asset Trust 20 - , a Delaware statutory trust, and that she executed the same as the act of said statutory trust for the purpose and consideration therein expressed, and in the capacities therein stated.

                  GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the [o] day of
[o].


                             ---------------------------------------------------
                             Notary Public in and for the State of New York



My commission expires:




-----------------------------

STATE OF NEW YORK       )
                        ) ss
COUNTY OF NEW YORK      )


                  BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared [o], known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said [o], and that he executed the same as the act of said national banking association for the purpose and consideration therein stated.

                  GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the [o] day of
[o].

                                 ----------------------------------------------
                                 Notary Public in and for the State of New York


My commission expires:




-----------------------------

                                                                       EXHIBIT A

                                   LOCATION OF
                             SCHEDULE OF RECEIVABLES



The Schedule of Receivables is on file at the offices of:

1.       The Indenture Trustee

2.       The Owner Trustee

3.       General Motors Acceptance Corporation

4.       Capital Auto Receivables, Inc

                                                                       EXHIBIT B

             FORM OF NOTE DEPOSITORY AGREEMENT FOR THE OFFERED NOTES

                                                                     EXHIBIT C-1

                           FORM OF CLASS [o] RULE 144A
                         FLOATING RATE ASSET BACKED NOTE

REGISTERED                                                         $____________

No. R-

                       SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP NO. __________


         THIS RULE 144A GLOBAL CLASS [o] NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS. BY ITS ACCEPTANCE OF THIS RULE 144A GLOBAL CLASS [o] NOTE (OR INTEREST THEREIN) THE HOLDER OF THIS RULE 144A GLOBAL CLASS [o] NOTE (OR SUCH INTEREST) IS DEEMED TO REPRESENT TO THE SELLER AND THE INDENTURE TRUSTEE THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE U.S. SECURITIES ACT AND IS ACQUIRING THIS RULE 144A GLOBAL CLASS [o] NOTE (OR INTEREST THEREIN) FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS).

         NO SALE, PLEDGE OR OTHER TRANSFER OF THIS RULE 144A GLOBAL CLASS [o] NOTE (OR INTEREST THEREIN) MAY BE MADE BY ANY PERSON UNLESS EITHER (i) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A), ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE "QUALIFIED INSTITUTIONAL BUYERS") TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (ii) SUCH SALE, PLEDGE OR OTHER TRANSFER OCCURS OUTSIDE OF THE UNITED STATES TO A NON-U.S. PERSON IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S OF THE U.S. SECURITIES ACT AND THAT PERSON DELIVERS ANY NECESSARY CERTIFICATIONS PURSUANT TO TERMS OF THE INDENTURE, OR (iii) SUCH SALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT, IN WHICH CASE (A) THE INDENTURE TRUSTEE SHALL REQUIRE THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE INDENTURE TRUSTEE AND THE SELLER IN WRITING THE FACTS

SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE INDENTURE TRUSTEE AND THE SELLER, AND (B) THE INDENTURE TRUSTEE SHALL REQUIRE A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE SELLER, THE TRUST ADMINISTRATOR OR THE INDENTURE TRUSTEE) SATISFACTORY TO THE SELLER AND THE INDENTURE TRUSTEE TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE U.S. SECURITIES ACT.

         EACH HOLDER OF A CLASS [o] NOTE WILL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (A) IT IS NOT (i) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION 3(3) OF THE UNITED STATES EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (ii) A "PLAN" DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR (iii) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (B) THE PURCHASE, HOLDING AND DISPOSITION OF THE CLASS A-1 NOTE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406(a) OF ERISA OR SECTION 4975 OF THE CODE.

         EACH CLASS [o] NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A CLASS [o] NOTE OR, IN THE CASE OF A NOTE OWNER, A BENEFICIAL INTEREST IN A CLASS [o] NOTE, COVENANTS AND AGREES THAT NO RECOURSE MAY BE TAKEN, DIRECTLY OR INDIRECTLY, WITH RESPECT TO THE OBLIGATIONS OF THE ISSUER, THE CARAT OWNER TRUSTEE OR THE INDENTURE TRUSTEE ON THE CLASS [o] NOTES OR UNDER THE INDENTURE OR ANY CERTIFICATE OR OTHER WRITING DELIVERED IN CONNECTION THEREWITH, AGAINST (i) THE INDENTURE TRUSTEE OR THE CARAT OWNER TRUSTEE IN THEIR INDIVIDUAL CAPACITIES,
(ii) THE SELLER OR ANY OTHER OWNER OF A BENEFICIAL INTEREST IN THE ISSUER OR
(iii) ANY PARTNER, OWNER, BENEFICIARY, AGENT, OFFICER, DIRECTOR OR EMPLOYEE OF THE INDENTURE TRUSTEE OR THE CARAT OWNER TRUSTEE IN THEIR INDIVIDUAL CAPACITIES, ANY HOLDER OF A BENEFICIAL INTEREST IN THE ISSUER, THE CARAT OWNER TRUSTEE OR THE INDENTURE TRUSTEE OR OF ANY SUCCESSOR OR ASSIGN OF THE INDENTURE TRUSTEE OR THE CARAT OWNER TRUSTEE IN THEIR INDIVIDUAL CAPACITIES, EXCEPT AS ANY SUCH PERSON MAY HAVE EXPRESSLY AGREED AND EXCEPT THAT ANY SUCH PARTNER, OWNER OR BENEFICIARY SHALL BE FULLY LIABLE, TO THE EXTENT PROVIDED BY APPLICABLE LAW, FOR ANY UNPAID CONSIDERATION FOR STOCK, UNPAID CAPITAL CONTRIBUTION OR FAILURE TO PAY ANY INSTALLMENT OR CALL OWING TO SUCH ENTITY.

         EACH CLASS [o] NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A CLASS [o] NOTE OR, IN THE CASE OF A NOTE OWNER, A BENEFICIAL INTEREST IN A CLASS [o] NOTE, COVENANTS AND AGREES THAT BY ACCEPTING THE BENEFITS OF THE INDENTURE SUCH CLASS [o] NOTEHOLDER WILL NOT, PRIOR TO THE DATE WHICH IS ONE YEAR AND ONE DAY AFTER THE TERMINATION OF THE INDENTURE WITH RESPECT TO THE ISSUER, ACQUIESCE, PETITION OR

OTHERWISE INVOKE OR CAUSE THE SELLER OR THE ISSUER TO INVOKE THE PROCESS OF ANY COURT OR GOVERNMENT AUTHORITY FOR THE PURPOSE OF COMMENCING OR SUSTAINING A CASE AGAINST THE SELLER OR THE ISSUER UNDER ANY FEDERAL OR STATE BANKRUPTCY, INSOLVENCY OR SIMILAR LAW OR APPOINTING A RECEIVER, LIQUIDATOR, ASSIGNEE, TRUSTEE, CUSTODIAN, SEQUESTRATOR OR OTHER SIMILAR OFFICIAL OF THE SELLER OR THE ISSUER OR ANY SUBSTANTIAL PART OF ITS PROPERTY, OR ORDERING THE WINDING UP OR LIQUIDATION OF THE AFFAIRS OF THE SELLER OR THE ISSUER.

         EACH CLASS [o] NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A CLASS [o] NOTE OR, IN THE CASE OF A NOTE OWNER, A BENEFICIAL INTEREST IN A CLASS [o] NOTE, EXPRESSES ITS INTENTION THAT THIS CLASS A-1 NOTE QUALIFIES UNDER APPLICABLE TAX LAW AS INDEBTEDNESS SECURED BY THE COLLATERAL AND, UNLESS OTHERWISE REQUIRED BY APPROPRIATE TAXING AUTHORITIES, AGREES TO TREAT THE CLASS [o] NOTES AS INDEBTEDNESS SECURED BY THE COLLATERAL FOR THE PURPOSE OF FEDERAL INCOME TAXES, STATE AND LOCAL INCOME AND FRANCHISE TAXES, MICHIGAN SINGLE BUSINESS TAX, AND ANY OTHER TAXES IMPOSED UPON, MEASURED BY OR BASED UPON GROSS OR NET INCOME.

                    CAPITAL AUTO RECEIVABLES ASSET TRUST 20 -


                   CLASS [o] FLOATING RATE ASSET BACKED NOTES

                  CAPITAL AUTO RECEIVABLES ASSET TRUST 20 - , a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to _______________, or registered assigns, the principal sum of _______ DOLLARS ($______) payable in accordance with the Indenture (as defined on the reverse side of this Note), on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction, the numerator of which is the initial principal amount hereof and the denominator of which is the initial aggregate principal amount for such Class [o] Notes, by (ii) the aggregate amount, if any, payable on such Distribution Date from the Note Distribution Account in respect of principal on the Class [o] Notes pursuant to Sections 2.7, 3.1 and 8.2(c) of the Indenture; provided, however, that the entire unpaid principal amount of this Class [o] Note shall be due and payable on [o] (the "Final Scheduled Distribution Date"). The Issuer shall pay interest on this Note on each Distribution Date until the principal of this Class [o] Note is paid or made available for payment on the principal amount of this Class [o] Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date (or, for the initial Distribution Date, the outstanding principal balance on the Closing Date)). Interest on the Class [o] Notes will accrue from and including the Closing Date, and will be payable on each Distribution Date in an amount equal to the Noteholders' Interest Distributable Amount for such Distribution Date for the Class [o] Notes. Interest will be computed on the basis of actual number of days elapsed from and including the prior Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding the current Distribution Date and a 360-day year. Such principal of and interest on this Class [o] Note shall be paid in the manner specified on the reverse hereof. All interest payments on each class of Notes on any Distribution Date shall be made pro rata to the Noteholders of such class entitled thereto.

                  The principal of and interest on this Class Note are payable in such coin or currency of the United States of America which, at the time of payment, is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class [o] Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Class [o] Note.

                  Reference is made to the further provisions of this Class [o] Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class [o] Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class [o] Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.


Date: [o]

                                      CAPITAL AUTO RECEIVABLES ASSET TRUST 20  -

                                      By: [o], not in its individual capacity
                                          but solely as Owner Trustee

                                      By:
                                           -------------------------------------
                                      Name:
                                      Title:


                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Notes designed above and referred to in the within-mentioned Indenture.

                             [o], not in its
                             individual capacity but solely as Indenture Trustee

                             By:
                                 -----------------------------------------------
                             Name:
                             Title:

                                 REVERSE OF NOTE

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class [o] Floating Rate Asset Backed Notes (herein called the "Class [o] Notes"), all issued under an Indenture, dated as of [o] (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and [o], as trustee (the "Indenture Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Class [o] Notes are one of several duly authorized classes of Notes of the Issuer issued pursuant to the Indenture (collectively, as to all Notes of all such classes, the "Notes"). The Notes are governed by and subject to all terms of the Indenture (which terms are incorporated herein and made a part hereof), to which Indenture the Holder of this Class [o] Note by virtue of acceptance hereof assents and by which such Holder is bound. All capitalized terms used and not otherwise defined in this Class [o] Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture.

                  The Class [o] Notes and all other Notes issued pursuant to the Indenture are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture.

                  Each holder of a Class [o] Notes will be deemed to represent and warrant that either (A) it is not (i) an "Employee Benefit Plan" (as defined in Section 3(3) of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA")), that is subject to the provisions of Title I of ERISA, (ii) a "Plan" described in Secion 4975(e)(1) of the Code, or (iii) any entity whose underlying assets include Plan assets by reason of a Plan's investment in the entity or (B) the purchase, holding and disposition of the Class [o] Note will not result in a non-exempt prohibited transaction under
Section 406(a) of ERISA or Section 4975 of the Code.

                  Each Noteholder or Note Owner, by acceptance of a Class [o] Note or, in the case of a Note Owner, a beneficial interest in a Class [o] Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) the Seller or any other owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any instalment or call owing to such entity.

                  Each Noteholder or Note Owner, by acceptance of a Class [o] Note or, in the case of a Note Owner, a beneficial interest in a Class [o] Note, covenants and agrees that by accepting the benefits of the Indenture such Noteholder will not, prior to the date which is one year and one day after the termination of the Indenture with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Seller or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller or the Issuer.

                  Each Noteholder, by acceptance of a Class [o] Note or, in the case of a Note Owner, a beneficial interest in a Class [o] Note, expresses its intention that this Class [o] Note qualifies under applicable tax law as indebtedness secured by the Collateral and, unless otherwise required by appropriate taxing authorities, agrees to treat the Class [o] Notes as indebtedness secured by the Collateral for the purpose of federal income taxes, state and local income and franchise taxes, Michigan single business tax, and any other taxes imposed upon, measured by or based upon gross or net income.

                  Prior to the due presentment for registration of transfer of this Class [o] Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class [o] Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of the Controlling Class. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Controlling Class, on behalf of the Holders of all the Class [o] Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class [o] Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class [o] Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class [o] Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders.

                  The term "Issuer" as used in this Class [o] Note includes any successor to the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Class [o] Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Class [o] Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class [o] Note at the times, place and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither the Seller, the Servicer, the Indenture Trustee nor the Owner Trustee in their respective individual capacities, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Class [o] Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee solely as the Owner Trustee in the assets of the Issuer. The Holder of this Class [o] Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class [o] Note.

                                   ASSIGNMENT



Social Security or taxpayer I.D. or other identifying number of assignee


-------------------------------------------------


                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________


--------------------------------------------------------------------------------
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints __________________________, as attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                       (1)
      -------------------         --------------------------------------------
                                             Signature Guaranteed:


-------------------------         ----------------------------------------------





----------
(1) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                     EXHIBIT C-2

                         FORM OF CLASS [o] REGULATION S
                         FLOATING RATE ASSET BACKED NOTE

REGISTERED                                                         $____________

No. R-

                       SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP NO. __________


         THIS PERMANENT REGULATION S GLOBAL CLASS [o] NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS. BY ITS ACCEPTANCE OF THIS PERMANENT REGULATION S GLOBAL CLASS [o] NOTE (OR INTEREST THEREIN) THE HOLDER OF THIS PERMANENT REGULATION S GLOBAL CLASS [o] NOTE (OR SUCH INTEREST) IS DEEMED TO REPRESENT TO THE SELLER AND THE INDENTURE TRUSTEE THAT IT IS A NON-U.S. PERSON (AS DEFINED IN REGULATION S) WHO ACQUIRED THE CLASS [o] NOTE OUTSIDE OF THE UNITED STATES IN ACCORDANCE WITH REGULATION S.

         NO SALE, PLEDGE OR OTHER TRANSFER OF THIS PERMANENT REGULATION S GLOBAL CLASS [o] NOTE (OR INTEREST THEREIN) MAY BE MADE BY ANY PERSON UNLESS EITHER (i) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A), ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE "QUALIFIED INSTITUTIONAL BUYERS") TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (ii) SUCH SALE, PLEDGE OR OTHER TRANSFER OCCURS OUTSIDE OF THE UNITED STATES TO A NON-U.S. PERSON IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S OF THE SECURITIES ACT AND THAT PERSON DELIVERS ANY NECESSARY CERTIFICATIONS PURSUANT TO THE INDENTURE, OR (iii) SUCH SALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT, IN WHICH CASE (A) THE INDENTURE TRUSTEE SHALL REQUIRE THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE INDENTURE TRUSTEE AND THE SELLER IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE INDENTURE TRUSTEE AND THE SELLER, AND (B) THE INDENTURE TRUSTEE SHALL REQUIRE A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE SELLER, THE

TRUST ADMINISTRATOR OR THE INDENTURE TRUSTEE) SATISFACTORY TO THE SELLER AND THE INDENTURE TRUSTEE TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE U.S. SECURITIES ACT.

         EACH HOLDER OF A CLASS [o] NOTE WILL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (A) IT IS NOT (i) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION 3(3) OF THE UNITED STATES EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (ii) A "PLAN" DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR (iii) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (B) THE PURCHASE, HOLDING AND DISPOSITION OF THE CLASS [o] NOTE WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406(a) OF ERISA OR SECTION 4975 OF THE CODE.

         EACH CLASS [o] NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A CLASS [o] NOTE OR, IN THE CASE OF A NOTE OWNER, A BENEFICIAL INTEREST IN A CLASS [o] NOTE, COVENANTS AND AGREES THAT NO RECOURSE MAY BE TAKEN, DIRECTLY OR INDIRECTLY, WITH RESPECT TO THE OBLIGATIONS OF THE ISSUER, THE CARAT OWNER TRUSTEE OR THE INDENTURE TRUSTEE ON THE CLASS [o] NOTES OR UNDER THE INDENTURE OR ANY CERTIFICATE OR OTHER WRITING DELIVERED IN CONNECTION THEREWITH, AGAINST (i) THE INDENTURE TRUSTEE OR THE CARAT OWNER TRUSTEE IN THEIR INDIVIDUAL CAPACITIES,
(ii) THE SELLER OR ANY OTHER OWNER OF A BENEFICIAL INTEREST IN THE ISSUER OR
(iii) ANY PARTNER, OWNER, BENEFICIARY, AGENT, OFFICER, DIRECTOR OR EMPLOYEE OF THE INDENTURE TRUSTEE OR THE CARAT OWNER TRUSTEE IN THEIR INDIVIDUAL CAPACITIES, ANY HOLDER OF A BENEFICIAL INTEREST IN THE ISSUER, THE CARAT OWNER TRUSTEE OR THE INDENTURE TRUSTEE OR OF ANY SUCCESSOR OR ASSIGN OF THE INDENTURE TRUSTEE OR THE CARAT OWNER TRUSTEE IN THEIR INDIVIDUAL CAPACITIES, EXCEPT AS ANY SUCH PERSON MAY HAVE EXPRESSLY AGREED AND EXCEPT THAT ANY SUCH PARTNER, OWNER OR BENEFICIARY SHALL BE FULLY LIABLE, TO THE EXTENT PROVIDED BY APPLICABLE LAW, FOR ANY UNPAID CONSIDERATION FOR STOCK, UNPAID CAPITAL CONTRIBUTION OR FAILURE TO PAY ANY INSTALLMENT OR CALL OWING TO SUCH ENTITY.

         EACH CLASS [o] NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A CLASS [o] NOTE OR, IN THE CASE OF A NOTE OWNER, A BENEFICIAL INTEREST IN A CLASS [o] NOTE, COVENANTS AND AGREES THAT BY ACCEPTING THE BENEFITS OF THE INDENTURE SUCH CLASS [o] NOTEHOLDER WILL NOT, PRIOR TO THE DATE WHICH IS ONE YEAR AND ONE DAY AFTER THE TERMINATION OF THE INDENTURE WITH RESPECT TO THE ISSUER, ACQUIESCE, PETITION OR OTHERWISE INVOKE OR CAUSE THE SELLER OR THE ISSUER TO INVOKE THE PROCESS OF ANY COURT OR GOVERNMENT AUTHORITY FOR THE PURPOSE OF COMMENCING OR SUSTAINING A CASE AGAINST THE SELLER OR THE ISSUER UNDER ANY FEDERAL OR STATE BANKRUPTCY, INSOLVENCY OR SIMILAR LAW

OR APPOINTING A RECEIVER, LIQUIDATOR, ASSIGNEE, TRUSTEE, CUSTODIAN, SEQUESTRATOR OR OTHER SIMILAR OFFICIAL OF THE SELLER OR THE ISSUER OR ANY SUBSTANTIAL PART OF ITS PROPERTY, OR ORDERING THE WINDING UP OR LIQUIDATION OF THE AFFAIRS OF THE SELLER OR THE ISSUER.

         EACH CLASS [o] NOTEHOLDER OR NOTE OWNER, BY ACCEPTANCE OF A CLASS [o] NOTE OR, IN THE CASE OF A NOTE OWNER, A BENEFICIAL INTEREST IN A CLASS [o] NOTE, EXPRESSES ITS INTENTION THAT THIS CLASS [o] NOTE QUALIFIES UNDER APPLICABLE TAX LAW AS INDEBTEDNESS SECURED BY THE COLLATERAL AND, UNLESS OTHERWISE REQUIRED BY APPROPRIATE TAXING AUTHORITIES, AGREES TO TREAT THE CLASS [o] NOTES AS INDEBTEDNESS SECURED BY THE COLLATERAL FOR THE PURPOSE OF FEDERAL INCOME TAXES, STATE AND LOCAL INCOME AND FRANCHISE TAXES, MICHIGAN SINGLE BUSINESS TAX, AND ANY OTHER TAXES IMPOSED UPON, MEASURED BY OR BASED UPON GROSS OR NET INCOME.

                    CAPITAL AUTO RECEIVABLES ASSET TRUST 20 -


                   CLASS [o] FLOATING RATE ASSET BACKED NOTES

         CAPITAL AUTO RECEIVABLES ASSET TRUST 20 - , a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to _______________, or registered assigns, the principal sum of _______ DOLLARS ($______) payable in accordance with the Indenture (as defined on the reverse side of this Note), on each Distribution Date in an amount equal to the result obtained by multiplying
(i) a fraction, the numerator of which is the initial principal amount hereof and the denominator of which is the initial aggregate principal amount for such Class [o] Notes, by (ii) the aggregate amount, if any, payable on such Distribution Date from the Note Distribution Account in respect of principal on the Class [o] Notes pursuant to Sections 2.7, 3.1 and 8.2(c) of the Indenture; provided, however, that the entire unpaid principal amount of this Class [o] Note shall be due and payable on [o] (the "Final Scheduled Distribution Date"). The Issuer shall pay interest on this Note on each Distribution Date until the principal of this Class [o] Note is paid or made available for payment on the principal amount of this Class [o] Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date (or, for the initial Distribution Date, the outstanding principal balance on the Closing Date)). Interest on the Class [o] Notes will accrue from and including the Closing Date, and will be payable on each Distribution Date in an amount equal to the Noteholders' Interest Distributable Amount for such Distribution Date for the Class [o] Notes. Interest will be computed on the basis of actual number of days elapsed from and including the prior Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding the current Distribution Date and a 360-day year. Such principal of and interest on this Class [o] Note shall be paid in the manner specified on the reverse hereof. All interest payments on each class of Notes on any Distribution Date shall be made pro rata to the Noteholders of such class entitled thereto.

         The principal of and interest on this Class Note are payable in such coin or currency of the United States of America which, at the time of payment, is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class [o] Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Class [o] Note.

         Reference is made to the further provisions of this Class [o] Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class [o] Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class [o] Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: [o]

                                     CAPITAL AUTO RECEIVABLES ASSET TRUST 20  -

                                     By: [o], not in its individual capacity
                                         but solely as Owner Trustee

                                     By:
                                           -------------------------------------
                                     Name:
                                     Title:

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


         This is one of the Notes designed above and referred to in the within-mentioned Indenture.


                             [o], not in its
                             individual capacity but solely as Indenture Trustee

                             By:
                                  ----------------------------------------------
                             Name:
                             Title:

                                 REVERSE OF NOTE

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class [o] Floating Rate Asset Backed Notes (herein called the "Class [o] Notes"), all issued under an Indenture, dated as of June [o] (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and [o]., as trustee (the "Indenture Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Class [o] Notes are one of several duly authorized classes of Notes of the Issuer issued pursuant to the Indenture (collectively, as to all Notes of all such classes, the "Notes"). The Notes are governed by and subject to all terms of the Indenture (which terms are incorporated herein and made a part hereof), to which Indenture the Holder of this Class [o] Note by virtue of acceptance hereof assents and by which such Holder is bound. All capitalized terms used and not otherwise defined in this Class [o] Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture.

                  The Class [o] Notes and all other Notes issued pursuant to the Indenture are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture.

                  Each holder of a Class [o] Notes will be deemed to represent and warrant that either (A) it is not (i) an "Employee Benefit Plan" (as defined in Section 3(3) of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA")), that is subject to the provisions of Title I of ERISA, (ii) a "Plan" described in Secion 4975(e)(1) of the Code, or (iii) any entity whose underlying assets include Plan assets by reason of a Plan's investment in the entity or (B) the purchase, holding and disposition of the Class [o] Note will not result in a non-exempt prohibited transaction under
Section 406(a) of ERISA or Section 4975 of the Code.

                  Each Noteholder or Note Owner, by acceptance of a Class [o] Note or, in the case of a Note Owner, a beneficial interest in a Class [o] Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) the Seller or any other owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any instalment or call owing to such entity.

                  Each Noteholder or Note Owner, by acceptance of a Class [o] Note or, in the case of a Note Owner, a beneficial interest in a Class [o] Note, covenants and agrees that by accepting the benefits of the Indenture such Noteholder will not, prior to the date which is one year and one day after the termination of the Indenture with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Seller or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller or the Issuer.

                  Each Noteholder, by acceptance of a Class [o] Note or, in the case of a Note Owner, a beneficial interest in a Class [o] Note, expresses its intention that this Class [o] Note qualifies under applicable tax law as indebtedness secured by the Collateral and, unless otherwise required by appropriate taxing authorities, agrees to treat the Class [o] Notes as indebtedness secured by the Collateral for the purpose of federal income taxes, state and local income and franchise taxes, Michigan single business tax, and any other taxes imposed upon, measured by or based upon gross or net income.

                  Prior to the due presentment for registration of transfer of this Class [o] Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class [o] Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of the Controlling Class. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Controlling Class, on behalf of the Holders of all the Class [o] Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class [o] Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class [o] Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class [o] Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders.

                  The term "Issuer" as used in this Class [o] Note includes any successor to the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Class [o] Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Class [o] Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class [o] Note at the times, place and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither the Seller, the Servicer, the Indenture Trustee nor the Owner Trustee in their respective individual capacities, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Class [o] Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee solely as the Owner Trustee in the assets of the Issuer. The Holder of this Class [o] Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class [o] Note.

                                   ASSIGNMENT



Social Security or taxpayer I.D. or other identifying number of assignee


-----------------------------------------


                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________

--------------------------------------------------------------------------------
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints __________________________, as attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                       (1)
      -------------------         --------------------------------------------
                                             Signature Guaranteed:


-------------------------         ----------------------------------------------



----------
(1) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                     EXHIBIT C-3

                                     FORM OF
                     CLASS [o] FIXED RATE ASSET BACKED NOTE

REGISTERED                                                         $____________

No. R-

                       SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP NO. __________

                           Unless this Note is presented by an authorized
                  representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of
                  DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                           THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH
                  HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                    CAPITAL AUTO RECEIVABLES ASSET TRUST 20 -

                           [o] __% ASSET BACKED NOTES

                  CAPITAL AUTO RECEIVABLES ASSET TRUST 20 - , a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of _______________ DOLLARS ($_________) or such lesser outstanding amount as may be payable in accordance with the Indenture (as defined on the reverse side of this Note), on each Distribution Date, in an amount equal to the result obtained by multiplying (i) a fraction, the numerator of which is the initial principal amount hereof and the denominator of which is aggregate initial principal amount for such Class [o] Notes by (ii) the aggregate amount, if any, payable on such Distribution Date from the Note Distribution Account in respect of principal on the Class [o] Notes pursuant to Sections 2.7, 3.1 and 8.2(c) of the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on ___________ (the "Final Scheduled Distribution Date"), unless the
Note is earlier redeemed pursuant to Section 10.1 of the Indenture, in which case such unpaid principal amount shall be due on the Redemption Date. The Issuer shall pay interest on this Note at the rate per annum shown above on each Distribution Date until the principal of this Note is paid or made available for payment on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date (or, for the initial Distribution Date, the outstanding principal balance on the Closing Date)). Interest on the[o] Notes will accrue from and including the Closing Date, and will be payable on each Distribution Date in an amount equal to the Noteholders' Interest Distributable Amount for such Distribution Date for the[o] Notes. Interest will be computed on the basis of a 360-day year of twelve 30-day months (or, in the case of the initial Distribution Date, a 13 day period). Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof. All interest payments on each class of Notes on any Distribution Date shall be made pro rata to the Noteholders of such class entitled thereto.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America which, at the time of payment, is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.


Date: [o]
                                       CAPITAL AUTO RECEIVABLES ASSET TRUST 20 -

                                       By: [o], not in its individual capacity
                                           but solely as Owner Trustee

                                       By:
                                            ------------------------------------
                                       Name:
                                       Title:



                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Notes designed above and referred to in the within-mentioned Indenture.

                              [o], not in its individual
                              capacity but solely as Indenture Trustee

                              By:
                                   ---------------------------------------------
                              Name:
                              Title:

                                 REVERSE OF NOTE

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as Class [o] Notes Fixed Rate Asset Backed Notes (herein called the "Class [o] Notes"), all issued under an Indenture, dated as of [o] (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and [o], as trustee (the "Indenture Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Class [o] Notes are one of several duly authorized classes of Notes of the Issuer issued pursuant to the Indenture (collectively, as to all Notes of all such classes, the "Notes"). The Notes are governed by and subject to all terms of the Indenture (which terms are incorporated herein and made a part hereof), to which Indenture the Holder of this Note by virtue of acceptance hereof assents and by which such Holder is bound. All capitalized terms used and not otherwise defined in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture.

                  The Class [o] Notes and all other Notes issued pursuant to the Indenture are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture.

                  Each Noteholder or Note Owner will be deemed to represent that either (A) it is not (i) an "employee benefit plan" (as defined in Section 3(3) of the United States Employee Retirement Income Security Act of 1974, as amended, ("ERISA"), that is subject to the provisions of Title I of ERISA, (ii) a "plan" as described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code") or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity or (B) the purchase and holding of the Note will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) the Seller or any other owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any instalment or call owing to such entity.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture such Noteholder will not, prior to the date which is one year and one day after the termination of the Indenture with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Seller or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller or the Issuer.

                  Each Noteholder, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, expresses its intention that this Note qualifies under applicable tax law as indebtedness secured by the Collateral and, unless otherwise required by appropriate taxing authorities, agrees to treat the Notes as indebtedness secured by the Collateral for the purpose of federal income taxes, state and local income and franchise taxes, Michigan single business tax, and any other taxes imposed upon, measured by or based upon gross or net income.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of the Controlling Class. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Controlling Class, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders.

                  The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither the Seller, the Servicer, the Indenture Trustee nor the Owner Trustee in their respective individual capacities, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee solely as the Owner Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT



Social Security or taxpayer I.D. or other identifying number of assignee


-----------------------------------------


                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________

--------------------------------------------------------------------------------
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints __________________________, as attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                       (1)
      -------------------         --------------------------------------------
                                             Signature Guaranteed:


-------------------------         ----------------------------------------------



----------
(1) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                     EXHIBIT C-4

                                     FORM OF
                   CLASS [o] FLOATING RATE ASSET BACKED NOTES

REGISTERED                                                         $____________

No. R-

                       SEE REVERSE FOR CERTAIN DEFINITIONS


CUSIP NO. __________

                           Unless this Note is presented by an authorized
                  representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of
                  DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                           THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH
                  HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                    CAPITAL AUTO RECEIVABLES ASSET TRUST 20 -

                   CLASS [o] FLOATING RATE ASSET BACKED NOTES

                  CAPITAL AUTO RECEIVABLES ASSET TRUST 20 - , a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of _______________ DOLLARS ($_________) or such lesser outstanding amount as may be payable in accordance with the Indenture (as defined on the reverse side of this Note), on each Distribution Date, in an amount equal to the result obtained by multiplying (i) a fraction, the numerator of which is the initial principal amount hereof and the denominator of which is the initial aggregate principal amount for such Class [o] Notes, by (ii) the aggregate amount, if any, payable on such Distribution Date from the Note Distribution Account in respect of principal on the Class [o] Notes pursuant to Sections 2.7, 3.1 and 8.2(c) of the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on ___________ (the "Final Scheduled Distribution Date"), unless the
Note is earlier redeemed pursuant to Section 10.1 of the Indenture, in which case such unpaid principal amount shall be due on the

Redemption Date. The Issuer shall pay interest on this Note on each Distribution Date until the principal of this Note is paid or made available for payment on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date (or, for the initial Distribution Date, the outstanding principal balance on the Closing Date)). Interest on the Class [o] Notes will accrue from and including the Closing Date, and will be payable on each Distribution Date in an amount equal to the Noteholders' Interest Distributable Amount for such Distribution Date for the Class [o] Notes. Interest will be computed on the basis of actual number of days elapsed from and including the prior Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding the current Distribution Date and a 360-day year. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof. All interest payments on each class of Notes on any Distribution Date shall be made pro rata to the Noteholders of such class entitled thereto.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America which, at the time of payment, is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.


Date: [o]

                                     CAPITAL AUTO RECEIVABLES ASSET TRUST 20  -

                                     By: [o], not in its individual capacity
                                         but solely as Owner Trustee

                                     By:
                                          --------------------------------------
                                     Name:
                                     Title:


                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Notes designed above and referred to in the within-mentioned Indenture.

                               [o], not in its individual
                               capacity but solely as Indenture Trustee

                               By:
                                    --------------------------------------------
                               Name:
                               Title:

                                 REVERSE OF NOTE

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class [o] Notes Floating Rate Asset Backed Notes (herein called the "Class [o] Notes"), all issued under an Indenture, dated as of [o] (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and [o]., as trustee (the "Indenture Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Class [o] Notes are one of several duly authorized classes of Notes of the Issuer issued pursuant to the Indenture (collectively, as to all Notes of all such classes, the "Notes"). The Notes are governed by and subject to all terms of the Indenture (which terms are incorporated herein and made a part hereof), to which Indenture the Holder of this Note by virtue of acceptance hereof assents and by which such Holder is bound. All capitalized terms used and not otherwise defined in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture.

                  The Class [o] Notes and all other Notes issued pursuant to the Indenture are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture.

                  Each Noteholder or Note Owner will be deemed to represent that either (A) it is not (i) an "employee benefit plan" (as defined in Section 3(3) of the United States Employee Retirement Income Security Act of 1974, as amended, ("ERISA"), that is subject to the provisions of Title I of ERISA, (ii) a "plan" as described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code") or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity or (B) the purchase and holding of the Note will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) the Seller or any other owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any instalment or call owing to such entity.

                  Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture such Noteholder will not, prior to the date which is one year and one day after the termination of the Indenture with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Seller or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller or the Issuer.

                  Each Noteholder, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, expresses its intention that this Note qualifies under applicable tax law as indebtedness secured by the Collateral and, unless otherwise required by appropriate taxing authorities, agrees to treat the Notes as indebtedness secured by the Collateral for the purpose of federal income taxes, state and local income and franchise taxes, Michigan single business tax, and any other taxes imposed upon, measured by or based upon gross or net income.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of all the Controlling Class. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Controlling Class, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders.

                  The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither the Seller, the Servicer, the Indenture Trustee nor the Owner Trustee in their respective individual capacities, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee solely as the Owner Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT



Social Security or taxpayer I.D. or other identifying number of assignee


-----------------------------------------


                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________

--------------------------------------------------------------------------------
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints __________________________, as attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                       (1)
      -------------------         --------------------------------------------
                                             Signature Guaranteed:


-------------------------         ----------------------------------------------



----------
(1) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                     EXHIBIT C-5
                                 FORM OF CLASS D
                          FIXED RATE ASSET BACKED NOTE

REGISTERED                                                         $____________

No. R-

                       SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP NO. __________


                  THIS CLASS D NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS. BY ITS ACCEPTANCE OF THIS CLASS D NOTE (OR INTEREST THEREIN) THE HOLDER OF THIS CLASS D NOTE (OR SUCH INTEREST) IS DEEMED TO REPRESENT TO THE SELLER AND THE INDENTURE TRUSTEE THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE l44A UNDER THE U.S. SECURITIES ACT AND IS ACQUIRING THIS CLASS D NOTE (OR INTEREST THEREIN) FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS).

                  NO SALE, PLEDGE OR OTHER TRANSFER OF THIS CLASS D NOTE (OR INTEREST THEREIN) MAY BE MADE BY ANY PERSON UNLESS EITHER (i) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO THE SELLER, (ii) SO LONG AS THIS CLASS D NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE l44A UNDER THE U.S. SECURITIES ACT, SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE l44A), ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (iii) SUCH SALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT, IN WHICH CASE (A) THE INDENTURE TRUSTEE SHALL REQUIRE THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE INDENTURE TRUSTEE AND THE SELLER IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE INDENTURE TRUSTEE AND THE SELLER, AND (B) THE INDENTURE TRUSTEE SHALL REQUIRE A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE SELLER, THE SERVICER OR THE INDENTURE TRUSTEE) SATISFACTORY TO THE SELLER AND THE INDENTURE TRUSTEE TO THE EFFECT THAT SUCH TRANSFER WILL NOT

VIOLATE THE U.S. SECURITIES ACT. NO SALE, PLEDGE OR OTHER TRANSFER MAY BE MADE TO ANY ONE PERSON FOR CLASS D NOTES WITH AN INITIAL FACE AMOUNT OF LESS THAN $500,000 (OR SUCH OTHER AMOUNT AS THE SELLER MAY DETERMINE IN ORDER TO PREVENT THE TRUST FROM BEING TREATED AS A "PUBLIC TRADED PARTNERSHIP" UNDER SECTION 7704 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "INTERNAL REVENUE CODE"), BUT IN NO EVENT LESS THAN $250,000) AND, IN THE CASE OF ANY PERSON ACTING ON BEHALF OF ONE OR MORE THIRD PARTIES (OTHER THAN A BANK (AS DEFINED IN SECTION 3(a)(2) OF THE U.S. SECURITIES ACT) ACTING IN ITS FIDUCIARY CAPACITY), FOR CLASS D NOTES WITH A FACE AMOUNT OF LESS THAN SUCH AMOUNT FOR EACH SUCH THIRD PARTY. ANY ATTEMPTED TRANSFER IN CONTRAVENTION OF THE IMMEDIATELY PRECEDING RESTRICTION WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEROR WILL CONTINUE TO BE TREATED AS THE OWNER OF THE CLASS D NOTES FOR ALL PURPOSES. THE TRUST WILL WITHHOLD U.S. INCOME TAX AT A RATE OF 35% ON INTEREST INCOME ALLOCABLE TO A NOTEHOLDER WHO IS NOT A "UNITED STATES PERSON" WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE INTERNAL REVENUE CODE AS IF SUCH INTEREST INCOME IS INCOME EFFECTIVELY CONNECTED WITH A TRADE OR BUSINESS IN THE UNITED STATES.

                  THIS CLASS D NOTE (OR AN INTEREST THEREIN) MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF (i) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION 3(3) OF THE UNITED STATES EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")), (ii) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OR (iii) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OTHER THAN AN INSURANCE COMPANY GENERAL ACCOUNT WHOSE UNDERLYING ASSETS INCLUDE LESS THAN 25% "PLAN ASSETS" AND FOR WHICH THE PURCHASE AND HOLDING OF THE CLASS D NOTES IS EXEMPT UNDER PTCE 95-60. EACH HOLDER OF A CLASS D NOTE, BY ACCEPTING THIS CLASS D NOTE, WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT IS NOT SUBJECT TO THE FOREGOING LIMITATION.

                  EACH HOLDER OF A CLASS D CLASS D NOTE, BY ACCEPTING THIS CLASS D NOTE, AGREES TO TREAT THE CLASS D NOTES AS INDEBTEDNESS FOR FEDERAL, STATE AND LOCAL INCOME AND FRANCHISE TAX PURPOSES.

                  EACH NOTEHOLDER, BY ITS ACCEPTANCE OF THIS CLASS D NOTE (OR INTEREST HEREIN), COVENANTS AND AGREES THAT SUCH CLASS D NOTEHOLDER, AS THE CASE MAY BE, SHALL NOT, PRIOR TO THE DATE WHICH IS ONE YEAR AND ONE DAY AFTER THE TERMINATION OF THE INDENTURE, ACQUIESCE, PETITION OR OTHERWISE INVOKE OR CAUSE THE SELLER TO INVOKE THE PROCESS OF ANY COURT OR GOVERNMENTAL AUTHORITY FOR THE PURPOSE OF COMMENCING OR SUSTAINING A CASE AGAINST THE SELLER UNDER ANY FEDERAL OR STATE BANKRUPTCY, INSOLVENCY, REORGANIZATION OR SIMILAR LAW OR APPOINTING A RECEIVER, LIQUIDATOR, ASSIGNEE, TRUSTEE, CUSTODIAN, SEQUESTRATOR OR OTHER SIMILAR OFFICIAL OF THE

SELLER OR ANY SUBSTANTIAL PART OF ITS PROPERTY, OR ORDERING THE WINDING UP OR LIQUIDATION OF THE AFFAIRS OF THE SELLER.

                    CAPITAL AUTO RECEIVABLES ASSET TRUST 20 -

                      CLASS D FIXED RATE ASSET BACKED NOTES

                  CAPITAL AUTO RECEIVABLES ASSET TRUST 20 - , a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to _______________, or registered assigns, the principal sum of _______ DOLLARS ($______) payable in accordance with the Indenture (as defined on the reverse side of this Note), on each Distribution Date in an amount equal to the result obtained by multiplying (i) a fraction, the numerator of which is the initial principal amount hereof and the denominator of which is the initial aggregate principal amount for such Class D Notes, by (ii) the aggregate amount, if any, payable on such Distribution Date from the Note Distribution Account in respect of principal on the Class D Notes pursuant to Sections 2.7, 3.1 and 8.2(c) of the Indenture; provided, however, that the entire unpaid principal amount of this Class D Note shall be due and payable on [o] (the "Final Scheduled Distribution Date"). The Issuer shall pay interest on this Note on each Distribution Date until the principal of this Class D Note is paid or made available for payment on the principal amount of this Class D Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date (or, for the initial Distribution Date, the outstanding principal balance on the Closing Date)). Interest on the Class D Notes will accrue from and including the Closing Date, and will be payable on each Distribution Date in an amount equal to the Noteholders' Interest Distributable Amount for such Distribution Date for the Class D Notes. Interest will be computed on the basis of actual number of days elapsed from and including the prior Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding the current Distribution Date and a 360-day year. Such principal of and interest on this Class D Note shall be paid in the manner specified on the reverse hereof. All interest payments on each class of Notes on any Distribution Date shall be made pro rata to the Noteholders of such class entitled thereto.

                  The principal of and interest on this Class Note are payable in such coin or currency of the United States of America which, at the time of payment, is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class D Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Class D Note.

                  Reference is made to the further provisions of this Class D Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class D Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class D Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: [o]

                                    CAPITAL AUTO RECEIVABLES ASSET TRUST 20  -

                                    By: [o], not in its individual capacity
                                        but solely as Owner Trustee

                                    By:
                                         ---------------------------------------
                                    Name:
                                    Title:


                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Notes designed above and referred to in the within-mentioned Indenture.


                           [o], not in its
                           individual capacity but solely as Indenture Trustee

                           By:
                                ------------------------------------------------
                           Name:
                           Title:

                                 REVERSE OF NOTE

                  This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class D Fixed Rate Asset Backed Notes (herein called the "Class D Notes"), all issued under an Indenture, dated as of [o] (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and [o], as trustee (the "Indenture Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Class D Notes are one of several duly authorized classes of Notes of the Issuer issued pursuant to the Indenture (collectively, as to all Notes of all such classes, the "Notes"). The Notes are governed by and subject to all terms of the Indenture (which terms are incorporated herein and made a part hereof), to which Indenture the Holder of this Class D Note by virtue of acceptance hereof assents and by which such Holder is bound. All capitalized terms used and not otherwise defined in this Class D Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture.

                  The Class D Notes and all other Notes issued pursuant to the Indenture are and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture.

                  Each Noteholder or Note Owner will be deemed to represent that either (A) (i) it is not an "employee benefit plan" (as defined in Section 3(3) of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA"), (ii) a "plan" described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code") or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity other than an insurance company general account whose underlying assets include less than 25% "plan assets" and for which the purchase and holding of the Class D Notes is exempt under PTCE 95-60.

                  Each Noteholder or Note Owner, by acceptance of a Class D Note or, in the case of a Note Owner, a beneficial interest in a Class D Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) the Seller or any other owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in their individual capacities, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in their individual capacities, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any instalment or call owing to such entity.

                  Each Noteholder or Note Owner, by acceptance of a Class D Note or, in the case of a Note Owner, a beneficial interest in a Class D Note, covenants and agrees that by accepting the benefits of the Indenture such Noteholder will not, prior to the date which is one year and one day after the termination of the Indenture with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Seller or the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller or the Issuer.

                  Each Noteholder, by acceptance of a Class D Note or, in the case of a Note Owner, a beneficial interest in a Class D Note, expresses its intention that this Class D Note qualifies under applicable tax law as indebtedness secured by the Collateral and, unless otherwise required by appropriate taxing authorities, agrees to treat the Class D Notes as indebtedness secured by the Collateral for the purpose of federal income taxes, state and local income and franchise taxes, Michigan single business tax, and any other taxes imposed upon, measured by or based upon gross or net income.

                  Prior to the due presentment for registration of transfer of this Class D Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class D Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of the Controlling Class. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Controlling Class, on behalf of the Holders of all the Class D Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class D Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class D Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class D Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Noteholders.

                  The term "Issuer" as used in this Class D Note includes any successor to the Issuer under the Indenture.

                  The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Class D Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Class D Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class D Note at the times, place and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither the Seller, the Servicer, the Indenture Trustee nor the Owner Trustee in their respective individual capacities, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Class D Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee solely as the Owner Trustee in the assets of the Issuer. The Holder of this Class D Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class D Note.

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee


-----------------------------------------


                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________

--------------------------------------------------------------------------------
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints __________________________, as attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                       (1)
      -------------------         --------------------------------------------
                                             Signature Guaranteed:


-------------------------         ----------------------------------------------



----------
(1) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.



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